STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE
(NonResiden al) Dated: December 7, 2021
1.Buyer.
a.FRO III/SMA ACQUISITIONS, LLC, a Delaware limited liability company , ("Buyer") hereby offers to purchase the real property, hereina er described, from the owner thereof ("Seller") (collec vely, the "ParƟes" or individually, a "Party"), through an escrow
("Escrow") to close ~~30 or~~ 2 business days following the expiration of Contin~~g~~ency Period.
Buyer's Con ngencies, ("Expected Closing Date") to be held by Chicago Title Company ("Escrow Holder") whose address is 725 South Figueroa Street, Suite 200, Los Angeles, CA 90017 , Phone No. (213)488-4358 , ~~Facsimile No.~~
mike.slinger@ctt.com upon the terms and condi ons set forth in this agreement ("Agreement"). Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obliga ons herein unless Seller expressly releases Buyer.
a.The term "Date of Agreement" as used herein shall be the date when by execu on and delivery (as defined in paragraph 20.2) of this document or a subsequent counteroffer thereto, Buyer and Seller have reached agreement in wri ng whereby Seller agrees to sell, and Buyer agrees to purchase, the Property upon ~~terms accepted by both Par es.~~a fully executed copy of this Agreement has been deliveredto Escrow Holder.
2.Property.
a.The real property ("Property") that is the subject of this offer consists of (insert a brief physical descrip on) that certain property, together with all of Seller's right, title, and interest in and to all improvements and fixtures is located in the County of Orange , is commonly known as (street address, city, state, zip) 620 East Dyer Road, Santa Ana, California and is legally described as: to be provided by Title Company (APN: to be provided by Title Company ).
a.If the legal descrip on of the Property is not complete or is inaccurate, this Agreement shall not be invalid and the legal descrip on shall be completed or corrected to meet the requirements of Chicago Title Attn: Mike Slinger ("Title Company"), which shall issue the tle policy hereina er described.
b.The Property includes, at no addi onal cost to Buyer, the permanent improvements thereon, including those items which pursuant to applicable law are a part of the property, as well as the following items, if any, owned by Seller and at present located on the Property: electrical distribu on systems (power panel, bus duc ng, conduits, disconnects, ligh ng fixtures); telephone distribu on systems (lines, jacks and connec ons only); space heaters; hea ng, ven la ng, air condi oning equipment ("HVAC"); air lines; fire sprinkler systems; security and fire detec on systems; carpets; window coverings; wall coverings; and NONE (collec vely, the "Improvements").
c.The fire sprinkler monitor: is owned by Seller and included in the Purchase Price, is leased by Seller, and Buyer will need to nego ate a new lease with the fire monitoring company, ownership will be determined during Escrow, or there is no fire sprinkler monitor.
d.Except as provided in Paragraph 2.3, the Purchase Price does not include Seller's personal property, furniture and furnishings, and None all of which shall be removed by Seller prior to Closing.
3.Purchase Price.
a.The purchase price ("Purchase Price") to be paid by Buyer to Seller for the Property shall be $13,400,000.00 , payable as follows:
(Strike any not applicable) (a) Cash down payment, including the Deposit as defined in paragraph 4.3 (or if an all cash transac on, the Purchase Price):
$13,400,000.00
i.Amount of "New Loan" as defined in paragraph 5.1, if any:
ii.Buyer shall take tle to the Property subject to and/or assume the following exis ng deed(s) of trust ("ExisƟng Deed(s) of Trust") securing the exis ng promissory note(s) ("ExisƟng Note(s)"):
1.An Exis ng Note ("First Note") with an unpaid principal balance as of the Closing of approximately:
Said First Note is payable at per month, including interest at the rate of % per annum un l paid (and/or the en re unpaid balance is due on ).

1.An Exis ng Note ("Second Note") with an unpaid principal balance as of the Closing of approximately:
Said Second Note is payable at per month, including interest at the rate of % per annum un l paid (and/or the en re unpaid balance is due on ).
i.Buyer shall give Seller a deed of trust ("Purchase Money Deed of Trust") on the property, to secure the promissory note of Buyer to Seller described in paragraph 6 ("Purchase Money Note") in the amount of:
Total Purchase Price: $13,400,000.00
a.If Buyer is taking tle to the Property subject to, or assuming, an Exis ng Deed of Trust and such deed of trust permits the beneficiary to demand payment of fees including, but not limited to, points, processing fees, and appraisal fees as a condi on to the transfer of the Property, Buyer agrees to pay such fees up to a maximum of 1.5% of the unpaid principal balance of the applicable Exis ng Note.
4.Deposits.
a.Buyer has delivered to Broker a check in the sum of , payable to Escrow Holder, to be delivered by Broker to Escrow Holder within 2 or business days a er both Par es have executed this Agreement and the executed Agreement has been delivered to Escrow Holder, or within 2 or
5 business days a er both Par es have executed this Agreement and the executed Agreement has been delivered to Escrow Holder Buyer shall deliver to
Escrow Holderme period then Seller may elect to unilaterally terminate this transacvia wire transfer~~a check~~ in the sum of $500,000.00on by giving wri . If saiden no ce of such elec~~check~~ funds aron to Escrow Holder whereupon neither Party shalle ~~is~~ not received by Escrow Holder within said have any further liability to the other under this Agreement. Should Buyer and Seller not enter into an agreement for purchase and sale, Buyer's check or funds shall, upon request by Buyer, be promptly returned to Buyer.
4.2 Addi onal deposits:
i.Within 5 business days a er the Date of Agreement, Buyer shall deposit with Escrow Holder the addi onal sum of to be applied to the
Purchase Price at the Closing.
i.Within 5 business days a er the con ngencies discussed in paragraph 9.1 (a) through (m) are approved or waived, Buyer shall deposit via wire transfer(c)with Escrow Holder the addiIf an Addi onal Deposit is noonal sum oft received by Escro$300,000w Holder withito be applied to the Purchase Price at the Closing.n the me period provided then Seller may no fy Buyer, Escrow Holder, and Brokers, in wri ng that, unless the Addi onal Deposit is received by Escrow Holder within 2 business days following said no ce, the Escrow shall be deemed terminated without further no ce or instruc ons.
4.3 Escrow Holder shall deposit the funds deposited with it by Buyer pursuant to paragraphs 4.1 and 4.2 (collec vely the "Deposit"), in a State or Federally chartered bank in an interest bearing account whose term is appropriate and consistent with the ming requirements of this transac on. The interest therefrom shall accrue to the benefit of Buyer, who hereby acknowledges that there may be penal es or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. Buyer's Federal Tax Iden fica on Number is shall be provided separately to Title Company . NOTE: Such interest bearing account cannot be opened un l Buyer's Federal Tax Iden fica on Number is provided.
4.4 Notwithstanding the foregoing, within 5 days a er Escrow Holder receives the monies described in paragraph 4.1 above, Escrow Holder shall release $100 of said monies to Seller as and for independent considera on for Seller's' execu on of this Agreement and the gran ng of the con ngency period to Buyer as herein provided. Such independent considera on is nonrefundable to Buyer but shall be credited to the Purchase Price in the event that the purchase of the Property is completed.
4.5 Upon waiver of all of Buyer's con ngencies the Deposit shall become nonrefundable but applicable to the Purchase Price except in the event of a Seller breach, or in the event that the Escrow is terminated pursuant to the provisions of Paragraph 9.1(n) (Destruc on, Damage or Loss) or 9.1(o) (Material Change), or this Agreement otherwise expresslyprovides for the Deposit to be refunded to Buyer.
1.Financing ConƟngency. (Strike if not applicable)
a.This offer is con ngent upon Buyer obtaining from an insurance company, financial ins tu on or other lender, a commitment to lend to Buyer a sum equal to at least % of the Purchase Price, on terms acceptable to Buyer. Such loan ("New Loan") shall be secured by a first deed of trust or mortgage on the Property. If this Agreement provides for Seller to carry back junior financing, then Seller shall have the right to approve the terms of the New Loan. Seller shall have 7 days following receipt of the commitment se ng forth the proposed terms of the New Loan to approve or disapprove of such proposed terms. If Seller fails to no fy Escrow Holder, in wri ng, of the disapproval within said 7 days it shall be conclusively presumed that Seller has approved the terms of the New Loan.

b.If Buyer shall fail to noƟfy its Broker, Escrow Holder and Seller, in wriƟng within days following the Date of Agreement, that the New Loan has not been obtained, it shall be conclusively presumed that Buyer has either obtained said New Loan or has waived this New Loan conƟngency.
c.If Buyer shall no fy its Broker, Escrow Holder and Seller, in wri ng, within the me specified in paragraph 5.2 hereof, that Buyer has not obtained said New Loan, this Agreement shall be terminated, and Buyer shall be en tled to the prompt return of the Deposit, plus any interest earned thereon, less only Escrow Holder and Title Company cancella on fees and costs, which Buyer shall pay.
2.Seller Financing. (Purchase Money Note). (Strike if not applicable)
a.If Seller approves Buyer's financials (see paragraph 6.5) the Purchase Money Note shall provide for interest on unpaid principal at the rate of
% per annum, with principal and interest paid as follows: . The Purchase Money Note and Purchase Money Deed of Trust shall be on the current forms commonly used by Escrow Holder, and be junior and subordinate only to the Exis ng Note(s) and/or the New Loan expressly called for by this Agreement.
a.The Purchase Money Note and/or the Purchase Money Deed of Trust shall contain provisions regarding the following (see also paragraph 10.3 (b)): (a) Prepayment. Principal may be prepaid in whole or in part at any me without penalty, at the op on of the Buyer.
i.Late Charge. A late charge of 6% shall be payable with respect to any payment of principal, interest, or other charges, not made within 10 days a er it is due.
i.Due On Sale. In the event the Buyer sells or transfers tle to the Property or any por on thereof, then the Seller may, at Seller's op on, require the en re unpaid balance of said Note to be paid in full.
a.If the Purchase Money Deed of Trust is to be subordinate to other financing, Escrow Holder shall, at Buyer's expense prepare and record on Seller's behalf a request for no ce of default and/or sale with regard to each mortgage or deed of trust to which it will be subordinate.
b.WARNING: CALIFORNIA LAW DOES NOT ALLOW DEFICIENCY JUDGEMENTS ON SELLER FINANCING. IF BUYER ULTIMATELY DEFAULTS ON THE LOAN, SELLER'S SOLE REMEDY IS TO FORECLOSE ON THE PROPERTY.
c.Seller's obliga on to provide financing is con ngent upon Seller's reasonable approval of Buyer's financial condi on. Buyer to provide a current financial statement and copies of its Federal tax returns for the last 3 years to Seller within 10 days following the Date of Agreement. Seller has 10 days following receipt of such documenta on to sa sfy itself with regard to Buyer's financial condi on and to no fy Escrow Holder as to whether or not Buyer's financial condi on is acceptable. If Seller fails to no fy Escrow Holder, in wri ng, of the disapproval of this con ngency within said me period, it shall be conclusively presumed that Seller has approved Buyer's financial condi on. If Seller is not sa sfied with Buyer's financial condi on or if Buyer fails to deliver the required documenta on then Seller may no fy Escrow Holder in wri ng that Seller Financing will not be available, and Buyer shall have the op on, within 10 days of the receipt of such no ce, to either terminate this transac on or to purchase the Property without Seller financing. If Buyer fails to no fy Escrow Holder within said me period of its elec on to terminate this transac on then Buyer shall be conclusively presumed to have elected to purchase the Property without Seller financing. If Buyer elects to terminate, Buyer's Deposit shall be refunded less Title Company and Escrow Holder cancella on fees and costs, all of which shall be Buyer's obliga on.
3.Real Estate Brokers.
a.Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Rela onship, confirms and consents to the following agency rela onships in this transac on with the following real estate broker(s) ("Brokers") and/or their agents (“Agent(s)”):
Seller's Brokerage Firm CBRE, Inc. License No. 00409987 is the broker of (check one): the Seller; or both the Buyer and Seller
(dual agent).
Seller's Agent Ross Fippinger License No. 01450571 is (check one): the Seller's Agent (salesperson or broker associate); or both the Seller's Agent and the Buyer's Agent (dual agent).
Buyer's Brokerage Firm CBRE, Inc. License No. 00409987 is the broker of (check one): the Buyer; or both the Buyer and Seller
(dual agent).
Buyer's Agent Ross Fippinger License No. 01450571 is (check one): the Buyer's Agent (salesperson or broker associate); or both the Buyer's Agent and the Seller's Agent (dual agent).
The Par es acknowledge that other than the Brokers and Agents listed above, there are no other brokers or agents represen ng the Par es or due any fees and/or commissions under this Agreement. Buyer shall use the services of Buyer's Broker exclusively in connec on with any and all nego a ons and offers with respect to the Property for a period of 1 year from the date inserted for reference purposes at the top of page 1.
7.2 Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker, agent or finder in connec on with the nego a on of this Agreement and/or the consumma on of the purchase and sale contemplated herein, other than the Brokers and Agents named in paragraph 7.1, and no broker, agent or other person, firm or en ty, other than said Brokers and Agents is/are en tled to any commission or finder's fee in connec on with this transac on as the result of any dealings or acts of such Party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensa on, commission or charges which may be claimed by any broker, agent, finder or other similar party, other than said named Brokers and Agents by reason of any dealings or act of the indemnifying Party.
1.Escrow and Closing.
a.Upon acceptance hereof by Seller, this Agreement, including any counteroffers incorporated herein by the Par es, shall cons tute not only the agreement of purchase and sale between Buyer and Seller, but also instruc ons to Escrow Holder for the consumma on of the Agreement through the Escrow. Escrow Holder shall not prepare any further escrow instruc ons resta ng or amending the Agreement unless specifically so instructed by the Par es or a Broker herein. Subject to the reasonable approval of the Par es, Escrow Holder may, however, include its standard general escrow provisions. In the event that there is any conflict between the provisions of the Agreement and the provisions of any addi onal escrow instruc ons the provisions of the Agreement shall prevail as to the Par es and the Escrow Holder.
b.As soon as prac cal a er the receipt of this Agreement and any relevant counteroffers, Escrow Holder shall ascertain the Date of Agreement as defined in paragraphs 1.2 and 20.2 and advise the Par es and Brokers, in wri ng, of the date ascertained.
c.Escrow Holder is hereby authorized and instructed to conduct the Escrow in accordance with this Agreement, applicable law and custom and prac ce of the community in which Escrow Holder is located, including any repor ng requirements of the Internal Revenue Code. In the event of a conflict between the law of the state where the Property is located and the law of the state where the Escrow Holder is located, the law of the state where the Property is located shall prevail.
d.Subject to sa sfac on of the con ngencies herein described, Escrow Holder shall close this escrow (the "Closing") by recording a general warranty deed (a grant deed in California) and the other documents required to be recorded, and by disbursing the funds and documents in accordance with this Agreement.
e.Buyer and Seller shall each pay onehalf of the Escrow Holder's charges and Seller shall pay the usual recording fees and any required documentary transfer taxes. Seller shall pay the premium for a standard coverage owner's or joint protec on policy of tle insurance. (See also paragraph 11.)
f.Escrow Holder shall verify that all of Buyer's con ngencies have been sa sfied or waived prior to Closing. The ma ers contained in paragraphs 9.1 subparagraphs (b), (c), (d), (e), (g), (i), (n), and (o), 9.4, 12, 13, 14, 16, 18, 20, 21, 22, and 24 are, however, ma ers of agreement between the Par es only and are not instruc ons to Escrow Holder.
g.If this transac on is terminated for nonsa sfac on and nonwaiver of a Buyer's Con ngency, as defined in paragraph 9.2 or disapproval of any other ma er subject to Buyer's approval, then neither of the Par es shall therea er have any liability to the other under this Agreement, except to the extent of a breach of any affirma ve covenant or warranty in this Agreement. In the event of such termina on, Buyer shall, subject to the provisions of paragraph 8.10, be promptly refunded all funds deposited by Buyer with Escrow Holder, less only the $100 provided for in paragraph 4.4 and the Title Company and Escrow Holder cancella on fees and costs, all of which shall be Buyer's obliga on. If this transac on is terminated as a result of Seller's breach of this Agreement then Seller shall pay the Title Company and Escrow Holder cancella on fees and costs.
h.The Closing shall occur on the Expected Closing Date, or as soon therea er as the Escrow is in condi on for Closing; provided, however, that if the Closing does not occur by the Expected Closing Date and said Date is not extended by mutual instruc ons of the Par es, a Party not then in default under this Agreement may no fy the other Party, Escrow Holder, and Brokers, in wri ng that, unless the Closing occurs within 5 business days following said no ce, the Escrow shall be deemed terminated without further no ce or instruc ons.
i.Except as otherwise provided herein, the termina on of Escrow shall not relieve or release either Party from any obliga on to pay Escrow Holder's fees and costs or cons tute a waiver, release or discharge of any breach or default that has occurred in the performance of the obliga ons, agreements, covenants or warran es contained therein.
j.If this Escrow is terminated for any reason other than Seller's breach or default, then as a condi on to the return of Buyer's deposit, Buyer shall within 5 days a er wri en request deliver to Seller, at no charge, copies of all surveys, engineering studies, soil reports, maps, master plans, feasibility studies and other similar items prepared by or for Buyer that pertain to the Property.
2.ConƟngencies to Closing. See Addendum.
a.The Closing of this transac on is con ngent upon the sa sfac on or waiver of the following con ngencies. IF BUYER FAILS TO NOTIFY ESCROW HOLDER,
IN WRITING, OF THE DISAPPROVAL OF ANY OF SAID CONTINGENCIES WITHIN THE TIME SPECIFIED THEREIN, IT SHALL BE CONCLUSIVELY PRESUMED THAT BUYER
HAS APPROVED SUCH ITEM, MATTER OR DOCUMENT. Buyer's condi onal approval shall cons tute disapproval, unless provision is made by the Seller within the me specified therefore by the Buyer in such condi onal approval or by this Agreement, whichever is later, for the sa sfac on of the condi on imposed by the Buyer. Escrow Holder shall promptly provide all Par es with copies of any wri en disapproval or condi onal approval which it receives. With regard to subparagraphs (a) through (m) the preprinted me periods shall control unless a different number of days is inserted in the spaces provided.

i.Disclosure. Seller shall make to Buyer, through Escrow, all of the applicable disclosures required by law (See AIR CRE ("AIR") standard form en tled "Seller's Mandatory Disclosure Statement") and provide Buyer with a completed Property Informa on Sheet ("Property InformaƟon Sheet") concerning the Property, duly executed by or on behalf of Seller in the current form or equivalent to that published by the AIR within 10 or 3 days following the Date of Agreement. . Buyer has 10 days from the receipt of said disclosures until the expiration of the Contingency Period t(as defined in the Addendum) to approve or disapprove the ma ers disclosed.
ii.Physical InspecƟon. Buyer has 10 or days following the receipt of the Property Informa on Sheet or the Date of Agreement, whichever ~~is later,~~ until the expiration of the Contingency Period to sa sfy itself with regard to the physical aspects and size of the Property.
iii.Hazardous Substance CondiƟons Report. Buyer has 30 or days following the receipt of the Property Informa on Sheet or the Date of
Agreement, whichever is later, until the expiration of the Contingency Period to sa sfy itself with regard to the environmental aspects of the Property. Seller recommends that Buyer obtain a Hazardous Substance Condi ons Report concerning the Property and relevant adjoining proper es. Any such report shall be paid for by Buyer. A "Hazardous Substance" for purposes of this Agreement is defined as any substance whose nature and/or quan ty of existence, use, manufacture, disposal or effect, render it subject to Federal, state or local regula on, inves ga on, remedia on or removal as poten ally injurious to public health or welfare. A "Hazardous Substance CondiƟon" for purposes of this Agreement is defined as the existence on, under or relevantly adjacent to the Property of a Hazardous Substance that would require remedia on and/or removal under applicable Federal, state or local law.
i.Soil InspecƟon. Buyer has 30 or days following the receipt of the Property Informa on Sheet or the Date of Agreement, whichever is later until the expiration ofthe Contingency Period, to sa sfy itself with regard to the condi on of the soils on the Property. Seller recommends that Buyer obtain a soil test report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any soils report that Seller may have within 10 days following the Date of Agreement.
ii.Governmental Approvals. Buyer has ~~30 or  days following the Date of Agreement~~ until the expiration of the
Contingency Period to sa sfy itself with regard to approvals and permits from governmental agencies or departments which have or may have jurisdic on over the Property and which Buyer deems necessary or desirable in connec on with its intended use of the Property, including, but not limited to, permits and approvals required with respect to zoning, planning, building and safety, fire, police, handicapped and Americans with Disabili es Act requirements, transporta on and environmental ma ers.
i.CondiƟons of Title. Escrow Holder shall cause a current commitment for tle insurance ("Title Commitment") concerning the Property issued by the Title Company, as well as legible copies of all documents referred to in the Title Commitment ("Underlying Documents"), and a scaled and dimensioned plot showing the loca on of any easements to be delivered to Buyer within 10 or days following the Date of Agreement. Buyer has 10 days from the receipt of the ~~Title Commitment, the Underlying Documents and the plot plan~~ until the expiration of the Contingency Period to sa sfy itself with regard to the condi on of tle. The disapproval by Buyer of any monetary encumbrance, which by the terms of this Agreement is not to remain against the Property a er the Closing, shall not be considered a failure of this con ngency, as Seller shall have the obliga on, at Seller's expense, to sa sfy and remove such disapproved monetary encumbrance at or before the Closing.
ii.Survey. Buyer has until the expiration of the Contingency Period to sa sfy itself with regard to any ALTA tle supplement based upon a survey prepared to American Land Title Associa on ("ALTA") standards for an owner's policy by a licensed surveyor, showing the legal descrip on and boundary lines of the Property, any easements of record, and any improvements, poles, structures and things located within 10 feet of either side of the Property boundary lines. Any such survey shall be prepared at Buyer's direc on and expense. If Buyer has obtained a survey and approved the ALTA tle supplement, Buyer may elect within the period allowed for Buyer's approval of a survey to have an ALTA extended coverage owner's form of tle policy, in which event Buyer shall pay any addi onal premium a ributable thereto.
iii.ExisƟng Leases and Tenancy Statements. Seller shall within 10 or days following the Date of Agreement provide both Buyer and Escrow
Holder with legible copies of all leases, subleases or rental arrangements (collec vely, "ExisƟng Leases") affec ng the Property, and with a tenancy statement ("Estoppel CerƟficate") in the latest form or equivalent to that published by the AIR, executed by Seller and/or each tenant and subtenant of the Property. Seller shall use its best efforts to have each tenant complete and execute an Estoppel Cer ficate. If any tenant fails or refuses to provide an Estoppel Cer ficate then Seller shall complete and execute an Estoppel Cer ficate for that tenancy.

Buyer has 10 days from the receipt of said Exis ng Leases and Estoppel Cer ficates to sa sfy itself with regard to the Exis ng Leases and any other tenancy issues.
i.Owner's AssociaƟon. Seller shall within 10 or 3 days following the Date of Agreement provide Buyer with a statement and transfer package from any owner's associa on servicing the Property. Such transfer package shall at a minimum include: copies of the associa on's bylaws, ar cles of incorpora on, current budget and financial statement. Buyer has 10 days from the receipt of such documentsuntil the expiration of the Contingency Period to sa sfy itself with regard to the associa on.
i.Other Agreements. Seller shall within 10 ~~or~~ days following the Date of Agreement provide Buyer with legible copies of all other agreements ("Other Agreements") known to Seller that will affect the Property a er Closing. Buyer has ~~10 days from the receipt of said Other Agreements~~ until the expiration of the Contingency Period to sa sfy itself with regard to such Agreements.
i.Financing. If paragraph 5 hereof dealing with a financing con ngency has not been stricken, the sa sfac on or waiver of such New Loan con ngency.
ii.ExisƟng Notes. If paragraph 3.1(c) has not been stricken, Seller shall within 10 or days following the Date of Agreement provide Buyer with legible copies of the Exis ng Notes, Exis ng Deeds of Trust and related agreements (collec vely, "Loan Documents") to which the Property will remain subject a er the Closing. Escrow Holder shall promptly request from the holders of the Exis ng Notes a beneficiary statement ("Beneficiary Statement") confirming: (1) the amount of the unpaid principal balance, the current interest rate, and the date to which interest is paid, and (2) the nature and amount of any impounds held by the beneficiary in connec on with such loan. Buyer has 10 or days following the receipt of the Loan Documents and Beneficiary Statements to sa sfy itself with regard to such financing. Buyer's obliga on to close is condi oned upon Buyer being able to purchase the Property without accelera on or change in the terms of any Exis ng Notes or charges to Buyer except as otherwise provided in this Agreement or approved by Buyer, provided, however, Buyer shall pay the transfer fee referred to in paragraph 3.2 hereof. Likewise if Seller is to carry back a Purchase Money Note then Seller shall within 10 or days following the Date of Agreement provide Buyer with a copy of the proposed Purchase Money Note and Purchase Money Deed of Trust. Buyer has 10 or days following the receipt of such documents to sa sfy itself with regard to the form and content thereof.
i.Personal Property. In the event that any personal property is included in the Purchase Price, Buyer has 10 or days following the Date of Agreement until the expiration of the Contingency Period to sa sfy itself with regard to the tle condi on of such personal property. Seller recommends that Buyer obtain a UCC1 report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any liens or encumbrances affec ng such personal property that it is aware of within 10 or days following the Date of Agreement.
ii.DestrucƟon, Damage or Loss. Subsequent to the Date of Agreement and prior to Closing there shall not have occurred a destruc on of, or damage or loss to, the Property or any por on thereof, from any cause whatsoever, which would cost more than $10,000.00 to repair or cure. If the cost of repair or cure is $10,000.00 or less, Seller shall repair or cure the loss prior to the Closing. Buyer shall have the op on, within 10 days a er receipt of wri en no ce of a loss cos ng more than $10,000.00 to repair or cure, to either terminate this Agreement or to purchase the Property notwithstanding such loss, but without deduc on or offset against the Purchase Price. If the cost to repair or cure is more than $10,000.00, and Buyer does not elect to terminate this Agreement, Buyer shall be en tled to any insurance proceeds applicable to such loss but without deduction or offset against the Purchase Price, except that
Buyer shall receive a credit against the Purchase Price equal to Seller's insurance deductible. In the event the that the cost of the repair or cure is more than $10,000.00 and Buyer does not elect to terminate this Agreement, Seller shall not compromise, settle or adjust any claims without the prior consent of Buyer. Unless otherwise no fied in wri ng, Escrow Holder shall assume no such destruc on, damage or loss has occurred prior to Closing.
i.Material Change. Buyer shall have 10 days following receipt of wri en no ce of a Material Change within which to sa sfy itself with regard to such change. "Material Change" shall mean a substan al adverse change in the use, occupancy, tenants, tle, or condi on of the Property that occurs a er the date of this offer and prior to the Closing. Unless otherwise no fied in wri ng, Escrow Holder shall assume that no Material Change has occurred prior to the Closing.
i.Seller Performance. The delivery of all documents and the due performance by Seller of each and every undertaking and agreement to be performed by Seller under this Agreement.
i.Brokerage Fee. Payment at the Closing of such brokerage fee as is specified in this Agreement or later wri en instruc ons to Escrow Holder executed
~~by Seller and Brokers ("Brokerage Fee"). It is agreed by the Par es and Escrow Holder that Brokers are a third party beneficiary of this Agreement insofar as the~~ Brokerage Fee is concerned, and that no change shall be made with respect to the payment of the Brokerage Fee specified in this Agreement, without the wri en consent of Brokers.
a.All of the con ngencies specified in subparagraphs (a) through (m) of paragraph 9.1 are for the benefit of, and may be waived by, Buyer, and may be elsewhere herein referred to as "Buyer's Con ngencies."

b.If any of Buyer's Con ngencies or any other ma er subject to Buyer's approval is disapproved as provided for herein in a mely manner ("Disapproved
Item"), Seller shall have the right within 10 days following the receipt of no ce of Buyer's disapproval to elect to cure such Disapproved Item prior to the Expected Closing Date ("Seller's Elec on"). Seller's failure to give to Buyer within such period, wri en no ce of Seller's commitment to cure such Disapproved Item on or before the Expected Closing Date shall be conclusively presumed to be Seller's Elec on not to cure such Disapproved Item. If Seller elects, either by wri en no ce or failure to give wri en no ce, not to cure a Disapproved Item, Buyer shall have the right, within 10 days a er Seller's Elec on to either accept tle to the Property subject to such Disapproved Item, or to terminate this Agreement. Buyer's failure to no fy Seller in wri ng of Buyer's elec on to accept tle to the Property subject to the Disapproved Item without deduc on or offset shall cons tute Buyer's elec on to terminate this Agreement. The above me periods only apply once for each Disapproved Item. Unless expressly provided otherwise herein, Seller's right to cure shall not apply to the remedia on of Hazardous Substance Condi ons or to the Financing Con ngency. Unless the Par es mutually instruct otherwise, if the me periods for the sa sfac on of con ngencies or for Seller's and Buyer's elec ons would expire on a date a er the Expected Closing Date, the Expected Closing Date shall be deemed extended for 3 business days following the expira on of: (a) the applicable con ngency period(s), (b) the period within which the Seller may elect to cure the Disapproved Item, or (c) if Seller elects not to cure, the period within which Buyer may elect to proceed with this transac on, whichever is later.
a.The Par es acknowledge that extensive local, state and Federal legisla on establish broad liability upon owners and/or users of real property for the inves ga on and remedia on of Hazardous Substances. The determina on of the existence of a Hazardous Substance Condi on and the evalua on of the impact of such a condi on are highly technical and beyond the exper se of Brokers. The Par es acknowledge that they have been advised by Brokers to consult their own technical and legal experts with respect to the possible presence of Hazardous Substances on the Property or adjoining proper es, and Buyer and Seller are not relying upon any inves ga on by or statement of Brokers with respect thereto. The Par es hereby assume all responsibility for the impact of such Hazardous Substances upon their respec ve interests herein.
3.Documents and Other Items Required at or Before Closing.
a.Five days prior to the Closing date Escrow Holder shall obtain an updated Title Commitment concerning the Property from the Title Company and provide copies thereof to each of the Par es.
b.Seller shall deliver to Escrow Holder in me for delivery to Buyer at the Closing:
i.Grant or general warranty deed, duly executed and in recordable form, conveying fee tle to the Property to Buyer.
ii.If applicable, the Beneficiary Statements concerning Exis ng Note(s).
iii.If applicable, the Exis ng Leases and Other Agreements together with duly executed assignments thereof by Seller and Buyer. The assignment of Exis ng Leases shall be on the most recent Assignment and Assump on of Lessor's Interest in Lease form published by the AIR or its equivalent.
iv.An affidavit executed by Seller to the effect that Seller is not a "foreign person" within the meaning of Internal Revenue Code Sec on 1445 or successor statutes. If Seller does not provide such affidavit in form reasonably sa sfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Internal Revenue Service such sum as is required by applicable Federal law with respect to purchases from foreign sellers.
i.If the Property is located in California, an affidavit executed by Seller to the effect that Seller is not a ''nonresident" within the meaning of California Revenue and Tax Code Sec on 18662 or successor statutes. If Seller does not provide such affidavit in form reasonably sa sfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Franchise Tax Board such sum as is required by such statute.
ii.If applicable, a bill of sale, duly executed, conveying tle to any included personal property to Buyer.
iii.If the Seller is a corpora on, a duly executed corporate resolu on authorizing the execu on of this Agreement and the sale of the Property.
c.Buyer shall deliver to Seller through Escrow:
i.The cash por on of the Purchase Price and such addi onal sums as are required of Buyer under this Agreement shall be deposited by Buyer with Escrow Holder, by federal funds wire transfer, or any other method acceptable to Escrow Holder in immediately collectable funds, no later than 2:00 P.M. on the business day prior to the Expected Closing Date provided, however, that Buyer shall not be required to deposit such monies into Escrow if at the me set for the deposit of such monies Seller is in default or has indicated that it will not perform any of its obliga ons hereunder. Instead, in such circumstances in order to reserve its rights to proceed Buyer need only provide Escrow with evidence establishing that the required monies were available.
ii.If a Purchase Money Note and Purchase Money Deed of Trust are called for by this Agreement, the duly executed originals of those documents, the Purchase Money Deed of Trust being in recordable form, together with evidence of fire insurance on the improvements in the amount of the full replacement cost naming Seller as a mortgage loss payee, and a real estate tax service contract (at Buyer's expense), assuring Seller of no ce of the status of payment of real property taxes during the life of the Purchase Money Note.
iii.The Assignment and Assump on of Lessor's Interest in Lease form specified in paragraph 10.2(c) above, duly executed by Buyer.

iv.Assump ons duly executed by Buyer of the obliga ons of Seller that accrue a er Closing under any Other Agreements.
v.If applicable, a wri en assump on duly executed by Buyer of the loan documents with respect to Exis ng Notes.
vi.If the Buyer is a corpora on, a duly executed corporate resolu on authorizing the execu on of this Agreement and the purchase of the Property.
d.At Closing, Escrow Holder shall cause to be issued to Buyer a standard coverage (or ALTA extended, if elected pursuant to 9.1(g)) owner's form policy of tle insurance effec ve as of the Closing, issued by the Title Company in the full amount of the Purchase Price, insuring tle to the Property vested in Buyer, subject only to the excep ons approved by Buyer. In the event there is a Purchase Money Deed of Trust in this transac on, the policy of tle insurance shall be a joint protec on policy insuring both Buyer and Seller.
IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.
1.Prora ons and Adjustments.
a.Taxes. Applicable real property taxes and special assessment bonds shall be prorated through Escrow as of the date of the Closing, based upon the latest tax bill available. The Par es agree to prorate as of the Closing any taxes assessed against the Property by supplemental bill levied by reason of events occurring prior to the Closing. Payment of the prorated amount shall be made promptly in cash upon receipt of a copy of any supplemental bill.
b.Insurance. WARNING: Any insurance which Seller may have maintained will terminate on the Closing. Buyer is advised to obtain appropriate insurance to cover the Property.
c.Rentals, Interest and Expenses. Scheduled rentals, interest on Exis ng Notes, u li es, and opera ng expenses shall be prorated as of the date of Closing.
The Par es agree to promptly adjust between themselves outside of Escrow any rents received a er the Closing.
a.Security Deposit. Security Deposits held by Seller shall be given to Buyer as a credit to the cash required of Buyer at the Closing.
b.Post Closing MaƩers. Any item to be prorated that is not determined or determinable at the Closing shall be promptly adjusted by the Par es by appropriate cash payment outside of the Escrow when the amount due is determined .
c.VariaƟons in ExisƟng Note Balances. In the event that Buyer is purchasing the Property subject to an Exis ng Deed of Trust(s), and in the event that a Beneficiary Statement as to the applicable Exis ng Note(s) discloses that the unpaid principal balance of such Exis ng Note(s) at the closing will be more or less than the amount set forth in paragraph 3.1(c) hereof ("Exis ng Note Varia on"), then the Purchase Money Note(s) shall be reduced or increased by an amount equal to such Exis ng Note Varia on. If there is to be no Purchase Money Note, the cash required at the Closing per paragraph 3.1(a) shall be reduced or increased by the amount of such Exis ng Note Varia on.
d.VariaƟons in New Loan Balance. In the event Buyer is obtaining a New Loan and the amount ul mately obtained exceeds the amount set forth in paragraph 5.1, then the amount of the Purchase Money Note, if any, shall be reduced by the amount of such excess.
e.Owner's AssociaƟon Fees. Escrow Holder shall: (i) bring Seller's account with the associa on current and pay any delinquencies or transfer fees from Seller's proceeds, and (ii) pay any up front fees required by the associa on from Buyer's funds.
2.Representa ons and Warran es of Seller and Disclaimers.
a.Seller's warran es and representa ons shall survive the Closing and delivery of the deed for a period of ~~3 years~~one (1) year, and any lawsuit or ac on based upon them must be commenced within such me period. Seller's warran es and representa ons are true, material and relied upon by Buyer and Brokers in all respects. Seller hereby makes the following warran es and representa ons to Buyer and Brokers:
i.Authority of Seller. Seller is the owner of the Property and/or has the full right, power and authority to sell, convey and transfer the Property to Buyer as provided herein, and to perform Seller's obliga ons hereunder.
i.Maintenance During Escrow and Equipment CondiƟon At Closing. Except as otherwise provided in paragraph 9.1(n) hereof, Seller shall maintain the Property un l the Closing in its present condi on, ordinary wear and tear excepted.
ii.Hazardous Substances/Storage Tanks. Seller has no knowledge, except as otherwise disclosed to Buyer in wri ng, of the existence or prior existence on the Property of any Hazardous Substance and Condition, nor of the existence or prior existence of any above or below ground storage tank.
i.Compliance. Except as otherwise disclosed in wri ng, Seller has no knowledge of any aspect or condi on of the Property which violates applicable laws, rules, regula ons, codes or covenants, condi ons or restric ons, or of improvements or altera ons made to the Property without a permit where one was required, or of any unfulfilled order or direc ve of any applicable governmental agency or casualty insurance company requiring any inves ga on, remedia on, repair, maintenance or improvement be performed on the Property.
i.Changes in Agreements. Prior to the Closing, Seller will not violate or modify any Exis ng Lease or Other Agreement, or create any new leases or other agreements affec ng the Property, without Buyer's wri en approval, which approval will not be unreasonably withheld.
i.Possessory Rights. Seller has no knowledge that anyone will, at the Closing, have any right to possession of the Property, except as disclosed by this Agreement or otherwise in wri ng to Buyer.
ii.Mechanics' Liens. There are no unsa sfied mechanics' or materialmens' lien rights concerning the Property.
iii.AcƟons, Suits or Proceedings. Seller has no knowledge of any ac ons, suits or proceedings pending or threatened before any commission, board, bureau, agency, arbitrator, court or tribunal that would affect the Property or the right to occupy or u lize same.
i.NoƟce of Changes. Seller will promptly no fy Buyer and Brokers in wri ng of any Material Change (see paragraph 9.1(o)) affec ng the Property that becomes known to Seller prior to the Closing.
i.No Tenant Bankruptcy Proceedings. Seller has no no ce or knowledge that any tenant of the Property is the subject of a bankruptcy or insolvency proceeding.
i.No Seller Bankruptcy Proceedings. Seller is not the subject of a bankruptcy, insolvency or probate proceeding.
ii.Personal Property. Seller has no knowledge that anyone will, at the Closing, have any right to possession of any personal property included in the
Purchase Price nor knowledge of any liens or encumbrances affec ng such personal property, except as disclosed by this Agreement or otherwise in wri ng to Buyer.
a.Buyer hereby acknowledges that, except as otherwise stated in this Agreement, Buyer is purchasing the Property in its exis ng condi on and will, by the me called for herein, make or have waived all inspec ons of the Property Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Property. The Par es acknowledge that, except as otherwise stated in this Agreement, no representa ons, inducements, promises, agreements, assurances, oral or wri en, concerning the Property, or any aspect of the occupa onal safety and health laws, Hazardous Substance laws, or any other act, ordinance or law, have been made by either Party or Brokers, or relied upon by either Party hereto.
b.In the event that Buyer learns that a Seller representa on or warranty might be untrue prior to the Closing, and Buyer elects to purchase the Property anyway then, and in that event, Buyer waives any right that it may have to bring an ac on or proceeding against Seller or Brokers regarding said representa on or warranty.
c.Any environmental reports, soils reports, surveys, and other similar documents which were prepared by third party consultants and provided to Buyer by Seller or Seller's representa ves, have been delivered as an accommoda on to Buyer and without any representa on or warranty as to the sufficiency, accuracy, completeness, and/or validity of said documents, all of which Buyer relies on at its own risk. Seller believes said documents to be accurate, but Buyer is advised to retain appropriate consultants to review said documents and inves gate the Property.
3.Possession.
Possession of the Property shall be given to Buyer at the Closing subject to the rights of tenants under Exis ng Leases Exclusive possession of the
Property shall be given to Buyer at the Closing (i.e., free of any rights of tenants, occupants or licensees). All trees in the rear yard of Property shall be removed by Seller at its cost in a lien free manner as a condition to closing.
1.Buyer's Entry.
At any me during the Escrow period, Buyer, and its agents and representa ves, shall have the right at reasonable mes and subject to rights of tenants, to enter upon the Property for the purpose of making inspec ons and tests specified in this Agreement. No destruc ve or invasive tes ng shall be conducted, however, without Seller's prior approval which shall not be unreasonably withheld. Following any such entry or work, unless otherwise directed in wri ng by Seller, Buyer shall return the Property to the condi on it was in prior to such entry or work, including the recompac on or removal of any disrupted soil or material as Seller may reasonably direct. All such inspec ons and tests and any other work conducted or materials furnished with respect to the Property by or for Buyer shall be paid for by Buyer as and when due and Buyer shall indemnify, defend, protect and hold harmless Seller and the Property of and from any and all claims, liabili es, losses, expenses15. Further Documents and Assurances (including reasonable a orneys' .fees), damages, including those for injury to person or property, arising out of or rela ng to any such work or materials or the
actsThe Par or omissionses shall each of Buyer,, diligently an its agentsd i norgoo employeesd faith, undertake all ac in connec on therewith.ons and procedures reasonably required to place the Escrow in condi on for Closing as and when required by this Agreement. The Par es agree to provide all further informa on, and to execute and deliver all further documents, reasonably required by Escrow Holder or the Title Company.
1.A orneys' Fees.
If any Party or Broker brings an ac on or proceeding (including arbitra on) involving the Property whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as herea er defined) in any such proceeding, ac on, or appeal thereon, shall be en tled to reasonable a orneys' fees and costs. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such ac on or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limita on, a Party or Broker who substan ally obtains or defeats the relief sought, as the case may be, whether by compromise, se lement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The a orneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all a orneys' fees reasonably incurred.
1.Prior Agreements/Amendments.
a.This Agreement supersedes any and all prior agreements between Seller and Buyer regarding the Property.
b.Amendments to this Agreement are effec ve only if made in wri ng and executed by Buyer and Seller.
2.Broker's Rights.
a.If this sale is not consummated due to the default of either the Buyer or Seller, the defaul ng Party shall be liable to and shall pay to Brokers the Brokerage Fee that Brokers would have received had the sale been consummated. If Buyer is the defaul ng party, payment of said Brokerage Fee is in addi on to any obliga on with respect to liquidated or other damages.
b.Upon the Closing, Brokers are authorized to publicize the facts of this transac on.
3.No ces.
a.Whenever any Party, Escrow Holder or Brokers herein shall desire to give or serve any no ce, demand, request, approval, disapproval or other communica on, each such communica on shall be in wri ng and shall be delivered personally, by messenger, or by mail, postage prepaid, to the address set forth in this agreement or by facsimile transmission, electronic signature, digital signature, or email.
b.Service of any such communica on shall be deemed made on the date of actual receipt if personally delivered, or transmi ed by facsimile transmission, electronic signature, digital signature, or email. Any such communica on sent by regular mail shall be deemed given 48 hours a er the same is mailed.
Communica ons sent by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered 24 hours a er delivery of the same to the Postal Service or courier. If such communica on is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.
a.Any Party or Broker hereto may from me to me, by no ce in wri ng, designate a different address to which, or a different person or addi onal persons to whom, all communica ons are therea er to be made.
4.Dura on of Offer.

23.8 Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Agreement shall mean and refer to calendar days. If any other date specified in this Agreement falls on a non -Business Day, such date for such event shall be extended to the next Business Day.
1.Disclosures Regarding The Nature of a Real Estate Agency Rela onship.
a.The Par es and Brokers agree that their rela onship(s) shall be governed by the principles set forth in the applicable sec ons of the California Civil Code, as summarized in paragraph 24.2.
b.When entering into a discussion with a real estate agent regarding a real estate transac on, a Buyer or Seller should from the outset understand what type of agency rela onship or representa on it has with the agent or agents in the transac on. Buyer and Seller acknowledge being advised by the Brokers in this transac on, as follows:
i.Seller's Agent. A Seller's agent under a lis ng agreement with the Seller acts as the agent for the Seller only. A Seller's agent or subagent has the following affirma ve obliga ons: (1) To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller. (2) To the Buyer and the Seller: a. Diligent exercise of reasonable skills and care in performance of the agent's du es. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affec ng the value or desirability of the property that are not known to, or within the diligent a en on and observa on of, the Par es. An agent is not obligated to reveal to either Party any confiden al informa on obtained from the other Party which does not involve the affirma ve du es set forth above.
i.Buyer's Agent. A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situa ons, the agent is not the Seller's agent, even if by agreement the agent may receive compensa on for services rendered, either in full or in part from the Seller. An agent ac ng only for a Buyer has the following affirma ve obliga ons. (1) To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer. (2) To the Buyer and the Seller: a. Diligent exercise of reasonable skills and care in performance of the agent's du es. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affec ng the value or desirability of the property that are not known to, or within the diligent a en on and observa on of, the Par es. An agent is not obligated to reveal to either Party any confiden al informa on obtained from the other Party which does not involve the affirma ve du es set forth above.
i.Agent RepresenƟng Both Seller and Buyer. A real estate agent, either ac ng directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transac on, but only with the knowledge and consent of both the Seller and the Buyer. (1) In a dual agency situa on, the agent has the following affirma ve obliga ons to both the Seller and the Buyer: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer. b. Other du es to the Seller and the Buyer as stated above in their respec ve sec ons (a) or (b) of this paragraph 24.2. (2) In represen ng both Seller and Buyer, the agent may not, without the express permission of the respec ve Party, disclose to the other Party confiden al informa on, including, but not limited to, facts rela ng to either Buyer's or Seller's financial posi on, mo va ons, bargaining posi on, or other personal informa on that may impact price, including Seller's willingness to accept a price less than the lis ng price or Buyer's willingness to pay a price greater than the price offered. (3) The above du es of the agent in a real estate transac on do not relieve a Seller or Buyer from the responsibility to protect their own interests. Buyer and Seller should carefully read all agreements to assure that they adequately express their understanding of the transac on. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Buyer has the duty to exercise reasonable care to protect Buyer, including as to those facts about the Property which are known to Buyer or within Buyer's diligent a en on and observa on. Both Seller and Buyer should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transac on can be complex and subject to change.
i.Further Disclosures. Throughout this transac on Buyer and Seller may receive more than one disclosure, depending upon the number of agents assis ng in the transac on. Buyer and Seller should each read its contents each me it is presented, considering the rela onship between them and the real estate agent in this transac on and that disclosure. Buyer and Seller each acknowledge receipt of a disclosure of the possibility of mul ple representa on by the Broker represen ng that principal. This disclosure may be part of a lis ng agreement, buyer representa on agreement or separate document. Buyer understands that Broker represen ng Buyer may also represent other poten al buyers, who may consider, make offers on or ul mately acquire the Property. Seller understands that Broker represen ng Seller may also represent other sellers with compe ng proper es that may be of interest to this Buyer. Brokers have no responsibility with respect to any default or breach hereof by either Party. The Par es agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission rela ng to this transac on may be brought against Broker more than one year a er the Date of Agreement and that the liability (including court costs and a orneys' fees), of any Broker with respect to any breach of duty, error or omission rela ng to this Agreement shall not exceed the fee received by such Broker pursuant to this
Agreement; provided, however, that the foregoing limita on on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.
a.ConfidenƟal InformaƟon. Buyer and Seller agree to iden fy to Brokers as "Confiden al" any communica on or informa on given Brokers that is considered by such Party to be confiden al.
2.Construc on of Agreement. In construing this Agreement, all headings and tles are for the convenience of the Par es only and shall not be considered a part of this Agreement. Whenever required by the context, the singular shall include the plural and vice versa. This Agreement shall not be construed as if prepared by one of the Par es, but rather according to its fair meaning as a whole, as if both Par es had prepared it.
3.Addi onal Provisions. See attached addendum.
Addi onal provisions of this offer, if any, are as follows or are a ached hereto by an addendum or addenda consis ng of paragraphs through ~~.~~ (If there are no addi onal provisions write "NONE".) See attached addendum , which is incorporated in this Agreement by reference. Seller shall pay Broker's commission pursuant to a separate agreement between Broker and Seller.
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS AGREEMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:
1.SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS AGREEMENT.
2.RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PROPERTY. SAID INVESTIGATION SHOULD INCLUDE BUT NOT

Broker DRE License #: 00409987 Agent's DRE License #: 01450571

Fax:
Email:
AIR CRE * h ps://www.aircre.com * 2136878777 * contracts@aircre.com

NOTICE: No part of these works may be reproduced in any form without permission in wri ng.

ADDENDUM TO STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE
The Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate dated December 7, 2021 (the “Standard Agreement”), between Buyer and Seller for the Property, is hereby amended as set forth below. Capitalized terms used in this addendum shall have the same meanings as set forth in the Standard Agreement. If there is any conflict between this Addendum and the Standard Agreement, the terms of this Addendum shall prevail. The Standard Agreement and this Addendum are collectively referred to as the “Agreement”. This Addendum together with the Standard Agreement itself represents the fully integrated and binding agreement of the parties.
1.Contingency Period; Business Days.
a.Contingency Period. Notwithstanding any preprinted or handwritten
“days” to the contrary contained in the Agreement, the time period applicable for all “Buyer’s Contingencies” under the Agreement, shall be from the Date of Agreement until that date which is thirty (30) days following the Date of Agreement (herein, the “Contingency Period”). If this Agreement is terminated by Buyer prior to the expiration of the Contingency Period, the Deposit shall be immediately refunded to Buyer.
a.Business Days. As used herein, the term “Business Day” means any day that is not a Saturday, Sunday or legal holiday for national banks in the city in which the Property is located; provided however, that if the Expected Closing Date is scheduled to occur on a date on which the clerk’s office or office of public records and/or Escrow Agent are not open for business as a result of the coronavirus referred to as COVID-19, or, as a direct result of governmental actions taken in connection with such virus, it is otherwise not reasonably feasible for the employees, agents and representatives of Buyer or Seller to consummate Closing on the Expected Closing Date, in which case the Expected Closing Date shall automatically be extended to the next Business Day on which such offices are open for business and it is reasonably feasible for the employees, agents and representatives of Seller and Buyer to consummate Closing.
1.Representations, Warranties and Covenants.
a.In addition to the representations and warranties set forth in Section 12 of the Standard Agreement, Seller also represents and warrants to Buyer that (i) Seller is not a party to any leases, tenancy or occupancy agreements affecting the Property except for a lease with an affiliate of Seller that shall terminate on or before the Closing; (ii) there are not any service contracts or other agreements that affect the Property to which Seller is a party except for those Other Agreements delivered to Buyer as provided in the Standard Agreement and the Cannabis Licenses (as defined below), and Seller has neither given nor received any notice of default with respect to any such Other Agreements; (iii) Seller has not granted to any other party any option, rights of first refusal, license or other similar agreement with respect to a purchase or sale of the Property or any portion thereof or any interest therein; (iv) except as provided in the due diligence materials provided by Seller, Seller has not received written notice from any governmental entity alleging that Seller has violated laws, including any environmental laws, with respect to the Property; (v) Seller has not made any contractual or donative commitments relating to the Property to any governmental authority, quasi-governmental authority, utility company, community association, homeowners’ association or to any other organization, group, or individual which would impose any obligation upon Buyer to make any contribution or dedication of money or land, or to construct, install or maintain any improvements of a public or private nature on or off the Property; and (vi) to Seller’s knowledge, none of its investors, affiliates or brokers or other agents (if any), acting or benefiting in any capacity in connection with this Agreement is a Prohibited Person. The assets Seller will transfer to Buyer under this Agreement are not the property of, and are not beneficially owned, directly or indirectly, by a Prohibited Person. The assets Seller will transfer to Buyer under this Agreement are not the proceeds of specified unlawful activity as defined by 18 U.S.C. §1956(c)(7). As used herein, “Prohibited Person” means any of the following: (1) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the “Executive Order”); (2) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (3) a person or entity that is named as a “specially designated national” or “blocked person” on the most current list published by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at its official website, http://www.treas.gov/offices/ enforcement/ofac; (4) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (5) a person or entity that is affiliated with any person or entity identified in clause (1), (2), (3) and/or (4) above. Seller agrees that during the term of this Agreement, Seller shall not enter into any lease or service contract concerning the Property without the prior consent of Buyer, which consent by Buyer may withhold in its sole discretion.
a.Seller represents and warrants that following the Closing through the end of the survival period for Seller’s representations and warranties, it shall maintain access to liquid assets sufficient to cover Seller’s post-closing obligations set forth in this Agreement.
a.Seller shall promptly comply with completing Exhibit A and providing the information contained therein.
1.Property Entry; Insurance. Notwithstanding anything to the contrary in Section 14 of the Standard Agreement, Buyer’s indemnification obligations shall expressly exclude losses arising out of the discovery of pre-existing conditions, the gross negligence or misconduct of Seller, or any diminution in value in the Property arising from, or related to, matters discovered by Buyer during its investigation of the Property which are not exacerbated by Buyer. As a condition precedent to Buyer’s right of entry, Buyer shall obtain, keep in force until the Close of Escrow and provide evidence to Seller of comprehensive commercial general liability insurance written on an occurrence basis insuring Buyer and Seller against any liability arising out of Buyer’s entry on the Property. Such insurance shall be in an amount of not less than One Million Dollars ($1,000,000) for injury or death of any number of persons in any one (1) accident or occurrence. Insurance required hereunder shall be in companies rated A, VII or better in current edition of “Best’s Insurance Guide.” Buyer understands that, due to COVID-19 and local health department and State directives, the Buyer’s inspections of the Property may be limited if tenants are present. All Property visits and inspections shall comply with all applicable laws, including without limitation, State of California and local COVID-19 inspection protocols, if any. Local jurisdictions may have additional COVID-19 protocols and it is the Buyer’s duty to be fully aware of the additional protocols, if any, and to fully comply with any additional COVID-19 requirements and to conduct its activity in a manner so as to prevent exposure of Property personnel or occupants to COVID-19.
2.Buyer’s Remedies on Seller Default. If Seller defaults in its obligation to sell and convey the Property to Buyer pursuant to this Agreement, Buyer’s sole remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Buyer shall be entitled to the return of the Deposit as well as reimbursement for Buyer’s verifiable actual out-of-pocket third party expenses incurred in connection with this transaction (not to exceed $45,000.00), or (b) to bring a suit for specific performance provided that any suit for specific performance must be filed and served within sixty (60) days of Seller’s default and Buyer waives the right to bring suit at any later date. Buyer shall give Escrow Holder and Seller written notice of Buyer’s election of such remedy.
3.Confidentiality. Prior to the Close of Escrow, Buyer and Seller shall keep the proposed transaction confidential and shall not disclose any such confidential information to any other person or entity other than to such party’s employees, representatives, attorneys, accountants, consultants, engineers, partners, investors and lenders. The foregoing shall not be applicable to disclosures as required by law, including without limitation, any disclosure required by the United States Securities and Exchange Commission, and/or disclosures required in connection with any disputes between Buyer and Seller.
4.Conditions to Closing; Title Insurance. In addition to the conditions to Closing set forth in the Standard Agreement, Buyer shall not be obligated to close hereunder unless each of the following conditions shall exist on the Expected Closing Date: all of the representations and warranties made by Seller in this Agreement or any of the closing documents shall be true, correct and complete in all material respects on and as of the Closing If any of the foregoing conditions are not satisfied before the Closing, Buyer may, at its option, and in its sole and absolute discretion, (i) waive any such condition which can legally be waived either at the time originally established for Closing and proceed to Closing without adjustment or abatement of the Purchase Price, or (ii) terminate this Agreement by written notice thereof to Seller, in which case the Deposit shall be returned to Buyer, and Buyer and Seller shall each pay one-half of the cancellation charges as to the Property (unless Seller is in breach or default hereunder in which case Seller shall pay the cancellation charges as to the Property), if any, of Escrow Holder and Title Company. In addition to (and notwithstanding) the foregoing, if the failure of the condition is due to a breach by Seller hereunder, Buyer may pursue any of its remedies for a Seller default as provided in Section 31 above. It shall also be a condition to Closing that Buyer obtain a title insurance policy at Closing. Buyer shall pay any difference in the cost of the premium for a standard CLTA Owner’s standard policy of title insurance and any ALTA extended policy or endorsements Buyer elects to obtain.
5.Initials Not Required. Notwithstanding the fact that the Standard Agreement includes a place for each party to initial the bottom of each page of the Standard Agreement, neither party shall be required to initial any page of the Standard Agreement in order for this Agreement to be effective. This Agreement shall be effective if both parties execute this Agreement on the signature pages and deliver this Agreement to the other party.
6.Cannabis Licenses. Buyer acknowledges that an affiliate of Seller has a cannabis license with the City of Santa Ana (the “Cannabis License”) and that the Cannabis License will not be part of the Property sold to Buyer pursuant to the Agreement. Seller’s affiliate shall retain ownership of the Cannabis License, and in no event shall ownership of the Cannabis License be transferred to Buyer. Buyer acknowledges and agrees that the City of Santa Ana does not allow cannabis licenses to be transferred from the real property associated with such licenses without the City’s consent. Accordingly, Buyer agrees to cooperate with Seller (at no cost to Buyer) to allow Seller’s licensee affiliate to maintain and associate its Cannabis License with the City of Santa Ana with the Property for a period of up to twelve (12) months after the Closing, as determined and desired by Seller. Such cooperation includes leasing a portion of the Property determined by Buyer to Seller for up to twelve (12) months after the Closing. Any such lease shall be on the current American Industrial Real Estate Association’s multi-tenant gross lease for the minimum amount of square footage reasonably required by Seller’s affiliate and agreed to by Buyer for $1.00 per month and with such other changes as may reasonably be requested by either Buyer or Seller. Seller shall also provide Buyer at Closing with documentation in form and substance acceptable to the City of Santa Ana as necessary for Seller’s affiliate to maintain the Cannabis License.
7.Sale “As Is”. The parties acknowledge that Seller does not hereby make, and has not made except as are specifically set forth in the Agreement, any warranties or representations, either expressed or implied, as to the Property’s legal, physical and/or financial condition now or in the future, including but not limited to compliance with any laws, codes, ordinances, rules, regulations or requirements regarding the Property, or in connection with the purchase, ownership, maintenance, leasing, sale, zoning or land use of the Property. Buyer hereby expressly acknowledges that no such representations have been made except as specifically provided in the Agreement. In addition, Seller shall not be liable or bound in any manner for any verbal or written statements, representations, real estate brokers’ “set-ups” or other information pertaining to the Property furnished by any real estate broker, agent, employee or other person unless the same are specifically set forth herein. Buyer hereby acknowledges that it is buying the Property in an “AS-IS” and “WITH ALL FAULTS” condition and is relying solely upon its own inspections, studies and investigations, and if circumstances, conditions or facts turn out differently than Buyer believed, Buyer shall not be relieved of any obligations under the Agreement which shall remain in full force and effect. In the event that, prior to the Close of Escrow, Buyer becomes aware of any fact, circumstance or event relating to the Property and proceeds nevertheless to consummate and close the transaction contemplated by the Agreement notwithstanding Buyer’s knowledge of such fact, circumstance or event, then in such event, Buyer waives and agrees to release and hold harmless Seller from any claims, demands, causes of action, damages, costs or expenses arising out of or relating to such fact, circumstance or event. Buyer shall assume the risk that adverse matters, including, but not limited to, adverse physical and environmental conditions, may not have been revealed by Buyer's inspections and investigations, and by Buyer purchasing the Property and upon the occurrence of the Closing, Buyer waives any and all right or ability to make a claim of any kind or nature against Seller and any representative of Seller for any and all deficiencies or defects in the Property which would be disclosed by such inspection and/or investigation.
8.Disclosure of California Civil Code Section 1101.5. Seller discloses that: (a) California Civil Code Section 1101.5(e) provides that, on or before January 1, 2019, all noncompliant plumbing fixtures in any multifamily residential real property and in any commercial real property shall be replaced with water-conserving plumbing fixtures; and (b) the Property may contain certain noncompliant plumbing fixtures. Buyer acknowledges and agrees that Seller shall have no obligation to replace any noncompliant plumbing fixtures prior to the Closing.
9.No Recorded Memorandum. Prior to Closing, neither this Agreement nor any memorandum hereof or referenced hereto, shall be filed in any place of public record. Failure of Buyer to comply with this section shall be a material default by Buyer under this Agreement and, at the election of Seller, shall automatically and immediately terminate all of Buyer’s rights under this Agreement.
10.Post-Closing Limitation of Liability. In connection with any post-Closing remedy which Buyer may have against Seller for a breach of the Agreement or any of the representations and warranties contained in the Agreement, such remedy shall be limited to the actual damages incurred by Buyer not to exceed two hundred fifty-six thousand dollars ($256,000), all other remedies and damages at law or equity (including, without limitation, any consequential, indirect or punitive damages) being hereby expressly waived by Buyer. In no event shall Buyer seek or attempt to obtain recovery or judgment against any of Seller’s officers, directors, shareholders, representatives, agents, or affiliates or any director, officer, manager, member, employee, shareholder, beneficiary or trustee of any of the foregoing. Notwithstanding anything to the contrary, Seller shall have absolutely no liability whatsoever to Buyer for the breach of any of Seller’s warranties unless such breach results in damage or loss to Buyer greater than $25,000.00.
11.Buyer’s Notice Address. The following are Buyer’s Notice Addresses for this Agreement:

Attention: Email:
AND

Attention: Email:
With copies to:

Attention:
Email:
AND

Attention: Email:
**This notice address shall only be used for legal notices required this Agreement. For the avoidance of doubt, the parties shall not send any correspondence relating to escrow or title matters to this address, subject to the foregoing sentence.
41. Seller’s Notice Address. The following are Seller’s Notice Addresses for this Agreement:
620 Dyer LLC c/o Unrivaled Brands, Inc.
3242 S. Halladay Street, Suite 202

Santa Ana, CA 92705 Attention: Francis Knuettel II Email:
With copies to:
c/o Unrivaled Brands, Inc.
3242 South Halladay Street, #202 Santa Ana, California 92705 Attention: Email:
AND
Wolf, Rifkin, Shapiro, Schulman & Rabkin, LLP
11400 West Olympic Boulevard, 9th Floor Los Angeles, California 90064 Attention: Steven H. Zidell, Esq. Email:
[Signatures follow]

E

EXHIBIT A
STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE
(NonResiden al) Dated: December 7, 2021
1.Buyer.
a.FRO III/SMA ACQUISITIONS, LLC, a Delaware limited liability company , ("Buyer") hereby offers to purchase the real property, hereina er described, from the owner thereof ("Seller") (collec vely, the "ParƟes" or individually, a "Party"), through an escrow
("Escrow") to close ~~30 or~~ 2 business days following the expiration of Contin~~g~~ency Period.
Buyer's Con ngencies, ("Expected Closing Date") to be held by Chicago Title Company ("Escrow Holder") whose address is 725 South Figueroa Street, Suite 200, Los Angeles, CA 90017 , Phone No. (213)488-4358 , ~~Facsimile No.~~
mike.slinger@ctt.com upon the terms and condi ons set forth in this agreement ("Agreement"). Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obliga ons herein unless Seller expressly releases Buyer.
a.The term "Date of Agreement" as used herein shall be the date when by execu on and delivery (as defined in paragraph 20.2) of this document or a subsequent counteroffer thereto, Buyer and Seller have reached agreement in wri ng whereby Seller agrees to sell, and Buyer agrees to purchase, the Property upon ~~terms accepted by both Par es.~~a fully executed copy of this Agreement has been deliveredto Escrow Holder.
2.Property.
a.The real property ("Property") that is the subject of this offer consists of (insert a brief physical descrip on) that certain property, together with all of Seller's right, title, and interest in and to all improvements and fixtures is located in the County of Orange , is commonly known as (street address, city, state, zip) 620 East Dyer Road, Santa Ana, California and is legally described as: to be provided by Title Company (APN: to be provided by Title Company ).
a.If the legal descrip on of the Property is not complete or is inaccurate, this Agreement shall not be invalid and the legal descrip on shall be completed or corrected to meet the requirements of Chicago Title Attn: Mike Slinger ("Title Company"), which shall issue the tle policy hereina er described.
b.The Property includes, at no addi onal cost to Buyer, the permanent improvements thereon, including those items which pursuant to applicable law are a part of the property, as well as the following items, if any, owned by Seller and at present located on the Property: electrical distribu on systems (power panel, bus duc ng, conduits, disconnects, ligh ng fixtures); telephone distribu on systems (lines, jacks and connec ons only); space heaters; hea ng, ven la ng, air condi oning equipment ("HVAC"); air lines; fire sprinkler systems; security and fire detec on systems; carpets; window coverings; wall coverings; and NONE (collec vely, the "Improvements").

c.The fire sprinkler monitor: is owned by Seller and included in the Purchase Price, is leased by Seller, and Buyer will need to nego ate a new lease with the fire monitoring company, ownership will be determined during Escrow, or there is no fire sprinkler monitor.
d.Except as provided in Paragraph 2.3, the Purchase Price does not include Seller's personal property, furniture and furnishings, and None all of which shall be removed by Seller prior to Closing.
3.Purchase Price.
a.The purchase price ("Purchase Price") to be paid by Buyer to Seller for the Property shall be $13,400,000.00 , payable as follows:
(Strike any not applicable) (a) Cash down payment, including the Deposit as defined in paragraph 4.3 (or if an all cash transac on, the Purchase Price):
$13,400,000.00
i.Amount of "New Loan" as defined in paragraph 5.1, if any:
ii.Buyer shall take tle to the Property subject to and/or assume the following exis ng deed(s) of trust ("ExisƟng Deed(s) of Trust") securing the exis ng promissory note(s) ("ExisƟng Note(s)"):
1.An Exis ng Note ("First Note") with an unpaid principal balance as of the Closing of approximately:
Said First Note is payable at per month, including interest at the rate of % per annum un l paid (and/or the en re unpaid balance is due on ).
1.An Exis ng Note ("Second Note") with an unpaid principal balance as of the Closing of approximately:
Said Second Note is payable at per month, including interest at the rate of % per annum un l paid (and/or the en re unpaid balance is due on ).
i.Buyer shall give Seller a deed of trust ("Purchase Money Deed of Trust") on the property, to secure the promissory note of Buyer to Seller described in paragraph 6 ("Purchase Money Note") in the amount of:
Total Purchase Price: $13,400,000.00
a.If Buyer is taking tle to the Property subject to, or assuming, an Exis ng Deed of Trust and such deed of trust permits the beneficiary to demand payment of fees including, but not limited to, points, processing fees, and appraisal fees as a condi on to the transfer of the Property, Buyer agrees to pay such fees up to a maximum of 1.5% of the unpaid principal balance of the applicable Exis ng Note.
4.Deposits.
a.Buyer has delivered to Broker a check in the sum of , payable to Escrow Holder, to be delivered by Broker to Escrow Holder within 2 or business days a er both Par es have executed this Agreement and the executed Agreement has been delivered to Escrow Holder, or within 2 or
5 business days a er both Par es have executed this Agreement and the executed Agreement has been delivered to Escrow Holder Buyer shall deliver to
Escrow Holderme period then Seller may elect to unilaterally terminate this transacvia wire transfer~~a check~~ in the sum of $500,000.00on by giving wri . If saiden no ce of such elec~~check~~ funds aron to Escrow Holder whereupon neither Party shalle ~~is~~ not received by Escrow Holder within said have any further liability to the other under this Agreement. Should Buyer and Seller not enter into an agreement for purchase and sale, Buyer's check or funds shall, upon request by Buyer, be promptly returned to Buyer.
4.2 Addi onal deposits:
i.Within 5 business days a er the Date of Agreement, Buyer shall deposit with Escrow Holder the addi onal sum of to be applied to the
Purchase Price at the Closing.
i.Within 5 business days a er the con ngencies discussed in paragraph 9.1 (a) through (m) are approved or waived, Buyer shall deposit via wire transfer(c)with Escrow Holder the addiIf an Addi onal Deposit is noonal sum oft received by Escro$300,000w Holder withito be applied to the Purchase Price at the Closing.n the me period provided then Seller may no fy Buyer, Escrow Holder, and Brokers, in wri ng that, unless the Addi onal Deposit is received by Escrow Holder within 2 business days following said no ce, the Escrow shall be deemed terminated without further no ce or instruc ons.
4.3 Escrow Holder shall deposit the funds deposited with it by Buyer pursuant to paragraphs 4.1 and 4.2 (collec vely the "Deposit"), in a State or Federally chartered bank in an interest bearing account whose term is appropriate and consistent with the ming requirements of this transac on. The interest therefrom shall accrue to the benefit of Buyer, who hereby acknowledges that there may be penal es or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. Buyer's Federal Tax Iden fica on Number is shall be provided separately to Title Company . NOTE: Such interest bearing account cannot be opened un l Buyer's Federal Tax Iden fica on Number is provided.
4.4 Notwithstanding the foregoing, within 5 days a er Escrow Holder receives the monies described in paragraph 4.1 above, Escrow Holder shall release $100 of said monies to Seller as and for independent considera on for Seller's' execu on of this Agreement and the gran ng of the con ngency period to Buyer as herein provided. Such independent considera on is nonrefundable to Buyer but shall be credited to the Purchase Price in the event that the purchase of the Property is completed.
4.5 Upon waiver of all of Buyer's con ngencies the Deposit shall become nonrefundable but applicable to the Purchase Price except in the event of a Seller breach, or in the event that the Escrow is terminated pursuant to the provisions of Paragraph 9.1(n) (Destruc on, Damage or Loss) or 9.1(o) (Material Change), or this Agreement otherwise expresslyprovides for the Deposit to be refunded to Buyer.
1.Financing ConƟngency. (Strike if not applicable)
a.This offer is con ngent upon Buyer obtaining from an insurance company, financial ins tu on or other lender, a commitment to lend to Buyer a sum equal to at least % of the Purchase Price, on terms acceptable to Buyer. Such loan ("New Loan") shall be secured by a first deed of trust or mortgage on the Property. If this Agreement provides for Seller to carry back junior financing, then Seller shall have the right to approve the terms of the New Loan. Seller shall have 7 days following receipt of the commitment se ng forth the proposed terms of the New Loan to approve or disapprove of such proposed terms. If Seller fails to no fy Escrow Holder, in wri ng, of the disapproval within said 7 days it shall be conclusively presumed that Seller has approved the terms of the New Loan.
b.If Buyer shall fail to noƟfy its Broker, Escrow Holder and Seller, in wriƟng within days following the Date of Agreement, that the New Loan has not been obtained, it shall be conclusively presumed that Buyer has either obtained said New Loan or has waived this New Loan conƟngency.
c.If Buyer shall no fy its Broker, Escrow Holder and Seller, in wri ng, within the me specified in paragraph 5.2 hereof, that Buyer has not obtained said New Loan, this Agreement shall be terminated, and Buyer shall be en tled to the prompt return of the Deposit, plus any interest earned thereon, less only Escrow Holder and Title Company cancella on fees and costs, which Buyer shall pay.
2.Seller Financing. (Purchase Money Note). (Strike if not applicable)
a.If Seller approves Buyer's financials (see paragraph 6.5) the Purchase Money Note shall provide for interest on unpaid principal at the rate of
% per annum, with principal and interest paid as follows: . The Purchase Money Note and Purchase Money Deed of Trust shall be on the current forms commonly used by Escrow Holder, and be junior and subordinate only to the Exis ng Note(s) and/or the New Loan expressly called for by this Agreement.
a.The Purchase Money Note and/or the Purchase Money Deed of Trust shall contain provisions regarding the following (see also paragraph 10.3 (b)): (a) Prepayment. Principal may be prepaid in whole or in part at any me without penalty, at the op on of the Buyer.
i.Late Charge. A late charge of 6% shall be payable with respect to any payment of principal, interest, or other charges, not made within 10 days a er it is due.
i.Due On Sale. In the event the Buyer sells or transfers tle to the Property or any por on thereof, then the Seller may, at Seller's op on, require the en re unpaid balance of said Note to be paid in full.
a.If the Purchase Money Deed of Trust is to be subordinate to other financing, Escrow Holder shall, at Buyer's expense prepare and record on Seller's behalf a request for no ce of default and/or sale with regard to each mortgage or deed of trust to which it will be subordinate.
b.WARNING: CALIFORNIA LAW DOES NOT ALLOW DEFICIENCY JUDGEMENTS ON SELLER FINANCING. IF BUYER ULTIMATELY DEFAULTS ON THE LOAN, SELLER'S SOLE REMEDY IS TO FORECLOSE ON THE PROPERTY.
c.Seller's obliga on to provide financing is con ngent upon Seller's reasonable approval of Buyer's financial condi on. Buyer to provide a current financial statement and copies of its Federal tax returns for the last 3 years to Seller within 10 days following the Date of Agreement. Seller has 10 days following receipt of such documenta on to sa sfy itself with regard to Buyer's financial condi on and to no fy Escrow Holder as to whether or not Buyer's financial condi on is acceptable. If Seller fails to no fy Escrow Holder, in wri ng, of the disapproval of this con ngency within said me period, it shall be conclusively presumed that Seller has approved Buyer's financial condi on. If Seller is not sa sfied with Buyer's financial condi on or if Buyer fails to deliver the required documenta on then Seller may no fy Escrow Holder in wri ng that Seller Financing will not be available, and Buyer shall have the op on, within 10 days of the receipt of such no ce, to either terminate this transac on or to purchase the Property without Seller financing. If Buyer fails to no fy Escrow Holder within said me period of its elec on to terminate this transac on then Buyer shall be conclusively presumed to have elected to purchase the Property without Seller financing. If Buyer elects to terminate, Buyer's Deposit shall be refunded less Title Company and Escrow Holder cancella on fees and costs, all of which shall be Buyer's obliga on.
3.Real Estate Brokers.
a.Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Rela onship, confirms and consents to the following agency rela onships in this transac on with the following real estate broker(s) ("Brokers") and/or their agents (“Agent(s)”):
Seller's Brokerage Firm CBRE, Inc. License No. 00409987 is the broker of (check one): the Seller; or both the Buyer and Seller
(dual agent).
Seller's Agent Ross Fippinger License No. 01450571 is (check one): the Seller's Agent (salesperson or broker associate); or both the Seller's Agent and the Buyer's Agent (dual agent).
Buyer's Brokerage Firm CBRE, Inc. License No. 00409987 is the broker of (check one): the Buyer; or both the Buyer and Seller
(dual agent).
Buyer's Agent Ross Fippinger License No. 01450571 is (check one): the Buyer's Agent (salesperson or broker associate); or both the Buyer's Agent and the Seller's Agent (dual agent).
The Par es acknowledge that other than the Brokers and Agents listed above, there are no other brokers or agents represen ng the Par es or due any fees and/or commissions under this Agreement. Buyer shall use the services of Buyer's Broker exclusively in connec on with any and all nego a ons and offers with respect to the Property for a period of 1 year from the date inserted for reference purposes at the top of page 1.
7.2 Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker, agent or finder in connec on with the nego a on of this Agreement and/or the consumma on of the purchase and sale contemplated herein, other than the Brokers and Agents named in paragraph 7.1, and no broker, agent or other person, firm or en ty, other than said Brokers and Agents is/are en tled to any commission or finder's fee in connec on with this transac on as the result of any dealings or acts of such Party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensa on, commission or charges which may be claimed by any broker, agent, finder or other similar party, other than said named Brokers and Agents by reason of any dealings or act of the indemnifying Party.
1.Escrow and Closing.
a.Upon acceptance hereof by Seller, this Agreement, including any counteroffers incorporated herein by the Par es, shall cons tute not only the agreement of purchase and sale between Buyer and Seller, but also instruc ons to Escrow Holder for the consumma on of the Agreement through the Escrow. Escrow Holder shall not prepare any further escrow instruc ons resta ng or amending the Agreement unless specifically so instructed by the Par es or a Broker herein. Subject to the reasonable approval of the Par es, Escrow Holder may, however, include its standard general escrow provisions. In the event that there is any conflict between the provisions of the Agreement and the provisions of any addi onal escrow instruc ons the provisions of the Agreement shall prevail as to the Par es and the Escrow Holder.
b.As soon as prac cal a er the receipt of this Agreement and any relevant counteroffers, Escrow Holder shall ascertain the Date of Agreement as defined in paragraphs 1.2 and 20.2 and advise the Par es and Brokers, in wri ng, of the date ascertained.
c.Escrow Holder is hereby authorized and instructed to conduct the Escrow in accordance with this Agreement, applicable law and custom and prac ce of the community in which Escrow Holder is located, including any repor ng requirements of the Internal Revenue Code. In the event of a conflict between the law of the state where the Property is located and the law of the state where the Escrow Holder is located, the law of the state where the Property is located shall prevail.
d.Subject to sa sfac on of the con ngencies herein described, Escrow Holder shall close this escrow (the "Closing") by recording a general warranty deed (a grant deed in California) and the other documents required to be recorded, and by disbursing the funds and documents in accordance with this Agreement.
e.Buyer and Seller shall each pay onehalf of the Escrow Holder's charges and Seller shall pay the usual recording fees and any required documentary transfer taxes. Seller shall pay the premium for a standard coverage owner's or joint protec on policy of tle insurance. (See also paragraph 11.)
f.Escrow Holder shall verify that all of Buyer's con ngencies have been sa sfied or waived prior to Closing. The ma ers contained in paragraphs 9.1 subparagraphs (b), (c), (d), (e), (g), (i), (n), and (o), 9.4, 12, 13, 14, 16, 18, 20, 21, 22, and 24 are, however, ma ers of agreement between the Par es only and are not instruc ons to Escrow Holder.
g.If this transac on is terminated for nonsa sfac on and nonwaiver of a Buyer's Con ngency, as defined in paragraph 9.2 or disapproval of any other ma er subject to Buyer's approval, then neither of the Par es shall therea er have any liability to the other under this Agreement, except to the extent of a breach of any affirma ve covenant or warranty in this Agreement. In the event of such termina on, Buyer shall, subject to the provisions of paragraph 8.10, be promptly refunded all funds deposited by Buyer with Escrow Holder, less only the $100 provided for in paragraph 4.4 and the Title Company and Escrow Holder cancella on fees and costs, all of which shall be Buyer's obliga on. If this transac on is terminated as a result of Seller's breach of this Agreement then Seller shall pay the Title Company and Escrow Holder cancella on fees and costs.

h.The Closing shall occur on the Expected Closing Date, or as soon therea er as the Escrow is in condi on for Closing; provided, however, that if the Closing does not occur by the Expected Closing Date and said Date is not extended by mutual instruc ons of the Par es, a Party not then in default under this Agreement may no fy the other Party, Escrow Holder, and Brokers, in wri ng that, unless the Closing occurs within 5 business days following said no ce, the Escrow shall be deemed terminated without further no ce or instruc ons.
i.Except as otherwise provided herein, the termina on of Escrow shall not relieve or release either Party from any obliga on to pay Escrow Holder's fees and costs or cons tute a waiver, release or discharge of any breach or default that has occurred in the performance of the obliga ons, agreements, covenants or warran es contained therein.
j.If this Escrow is terminated for any reason other than Seller's breach or default, then as a condi on to the return of Buyer's deposit, Buyer shall within 5 days a er wri en request deliver to Seller, at no charge, copies of all surveys, engineering studies, soil reports, maps, master plans, feasibility studies and other similar items prepared by or for Buyer that pertain to the Property.
2.ConƟngencies to Closing. See Addendum.
a.The Closing of this transac on is con ngent upon the sa sfac on or waiver of the following con ngencies. IF BUYER FAILS TO NOTIFY ESCROW HOLDER,
IN WRITING, OF THE DISAPPROVAL OF ANY OF SAID CONTINGENCIES WITHIN THE TIME SPECIFIED THEREIN, IT SHALL BE CONCLUSIVELY PRESUMED THAT BUYER
HAS APPROVED SUCH ITEM, MATTER OR DOCUMENT. Buyer's condi onal approval shall cons tute disapproval, unless provision is made by the Seller within the me specified therefore by the Buyer in such condi onal approval or by this Agreement, whichever is later, for the sa sfac on of the condi on imposed by the Buyer. Escrow Holder shall promptly provide all Par es with copies of any wri en disapproval or condi onal approval which it receives. With regard to subparagraphs (a) through (m) the preprinted me periods shall control unless a different number of days is inserted in the spaces provided.
i.Disclosure. Seller shall make to Buyer, through Escrow, all of the applicable disclosures required by law (See AIR CRE ("AIR") standard form en tled "Seller's Mandatory Disclosure Statement") and provide Buyer with a completed Property Informa on Sheet ("Property InformaƟon Sheet") concerning the Property, duly executed by or on behalf of Seller in the current form or equivalent to that published by the AIR within 10 or 3 days following the Date of Agreement. . Buyer has 10 days from the receipt of said disclosures until the expiration of the Contingency Period t(as defined in the Addendum) to approve or disapprove the ma ers disclosed.
ii.Physical InspecƟon. Buyer has 10 or days following the receipt of the Property Informa on Sheet or the Date of Agreement, whichever ~~is later,~~ until the expiration of the Contingency Period to sa sfy itself with regard to the physical aspects and size of the Property.
iii.Hazardous Substance CondiƟons Report. Buyer has 30 or days following the receipt of the Property Informa on Sheet or the Date of
Agreement, whichever is later, until the expiration of the Contingency Period to sa sfy itself with regard to the environmental aspects of the Property. Seller recommends that Buyer obtain a Hazardous Substance Condi ons Report concerning the Property and relevant adjoining proper es. Any such report shall be paid for by Buyer. A "Hazardous Substance" for purposes of this Agreement is defined as any substance whose nature and/or quan ty of existence, use, manufacture, disposal or effect, render it subject to Federal, state or local regula on, inves ga on, remedia on or removal as poten ally injurious to public health or welfare. A "Hazardous Substance CondiƟon" for purposes of this Agreement is defined as the existence on, under or relevantly adjacent to the Property of a Hazardous Substance that would require remedia on and/or removal under applicable Federal, state or local law.
i.Soil InspecƟon. Buyer has 30 or days following the receipt of the Property Informa on Sheet or the Date of Agreement, whichever is later until the expiration ofthe Contingency Period, to sa sfy itself with regard to the condi on of the soils on the Property. Seller recommends that Buyer obtain a soil test report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any soils report that Seller may have within 10 days following the Date of Agreement.
ii.Governmental Approvals. Buyer has ~~30 or  days following the Date of Agreement~~ until the expiration of the
Contingency Period to sa sfy itself with regard to approvals and permits from governmental agencies or departments which have or may have jurisdic on over the Property and which Buyer deems necessary or desirable in connec on with its intended use of the Property, including, but not limited to, permits and approvals required with respect to zoning, planning, building and safety, fire, police, handicapped and Americans with Disabili es Act requirements, transporta on and environmental ma ers.
i.CondiƟons of Title. Escrow Holder shall cause a current commitment for tle insurance ("Title Commitment") concerning the Property issued by the Title Company, as well as legible copies of all documents referred to in the Title Commitment ("Underlying Documents"), and a scaled and dimensioned plot showing the loca on of any easements to be delivered to Buyer within 10 or days following the Date of Agreement. Buyer has 10 days from the receipt of the ~~Title Commitment, the Underlying Documents and the plot plan~~ until the expiration of the Contingency Period to sa sfy itself with regard to the condi on of tle. The disapproval by Buyer of any monetary encumbrance, which by the terms of this Agreement is not to remain against the Property a er the Closing, shall not be considered a failure of this con ngency, as Seller shall have the obliga on, at Seller's expense, to sa sfy and remove such disapproved monetary encumbrance at or before the Closing.
ii.Survey. Buyer has until the expiration of the Contingency Period to sa sfy itself with regard to any ALTA tle supplement based upon a survey prepared to American Land Title Associa on ("ALTA") standards for an owner's policy by a licensed surveyor, showing the legal descrip on and boundary lines of the Property, any easements of record, and any improvements, poles, structures and things located within 10 feet of either side of the Property boundary lines. Any such survey shall be prepared at Buyer's direc on and expense. If Buyer has obtained a survey and approved the ALTA tle supplement, Buyer may elect within the period allowed for Buyer's approval of a survey to have an ALTA extended coverage owner's form of tle policy, in which event Buyer shall pay any addi onal premium a ributable thereto.
iii.ExisƟng Leases and Tenancy Statements. Seller shall within 10 or days following the Date of Agreement provide both Buyer and Escrow
Holder with legible copies of all leases, subleases or rental arrangements (collec vely, "ExisƟng Leases") affec ng the Property, and with a tenancy statement ("Estoppel CerƟficate") in the latest form or equivalent to that published by the AIR, executed by Seller and/or each tenant and subtenant of the Property. Seller shall use its best efforts to have each tenant complete and execute an Estoppel Cer ficate. If any tenant fails or refuses to provide an Estoppel Cer ficate then Seller shall complete and execute an Estoppel Cer ficate for that tenancy. Buyer has 10 days from the receipt of said Exis ng Leases and Estoppel Cer ficates to sa sfy itself with regard to the Exis ng Leases and any other tenancy issues.
i.Owner's AssociaƟon. Seller shall within 10 or 3 days following the Date of Agreement provide Buyer with a statement and transfer package from any owner's associa on servicing the Property. Such transfer package shall at a minimum include: copies of the associa on's bylaws, ar cles of incorpora on, current budget and financial statement. Buyer has 10 days from the receipt of such documentsuntil the expiration of the Contingency Period to sa sfy itself with regard to the associa on.
i.Other Agreements. Seller shall within 10 ~~or~~ days following the Date of Agreement provide Buyer with legible copies of all other agreements ("Other Agreements") known to Seller that will affect the Property a er Closing. Buyer has ~~10 days from the receipt of said Other Agreements~~ until the expiration of the Contingency Period to sa sfy itself with regard to such Agreements.
i.Financing. If paragraph 5 hereof dealing with a financing con ngency has not been stricken, the sa sfac on or waiver of such New Loan con ngency.
ii.ExisƟng Notes. If paragraph 3.1(c) has not been stricken, Seller shall within 10 or days following the Date of Agreement provide Buyer with legible copies of the Exis ng Notes, Exis ng Deeds of Trust and related agreements (collec vely, "Loan Documents") to which the Property will remain subject a er the Closing. Escrow Holder shall promptly request from the holders of the Exis ng Notes a beneficiary statement ("Beneficiary Statement") confirming: (1) the amount of the unpaid principal balance, the current interest rate, and the date to which interest is paid, and (2) the nature and amount of any impounds held by the beneficiary in connec on with such loan. Buyer has 10 or days following the receipt of the Loan Documents and Beneficiary Statements to sa sfy itself with regard to such financing. Buyer's obliga on to close is condi oned upon Buyer being able to purchase the Property without accelera on or change in the terms of any Exis ng Notes or charges to Buyer except as otherwise provided in this Agreement or approved by Buyer, provided, however, Buyer shall pay the transfer fee referred to in paragraph 3.2 hereof. Likewise if Seller is to carry back a Purchase Money Note then Seller shall within 10 or days following the Date of Agreement provide Buyer with a copy of the proposed Purchase Money Note and Purchase Money Deed of Trust. Buyer has 10 or days following the receipt of such documents to sa sfy itself with regard to the form and content thereof.
i.Personal Property. In the event that any personal property is included in the Purchase Price, Buyer has 10 or days following the Date of Agreement until the expiration of the Contingency Period to sa sfy itself with regard to the tle condi on of such personal property. Seller recommends that Buyer obtain a UCC1 report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any liens or encumbrances affec ng such personal property that it is aware of within 10 or days following the Date of Agreement.
ii.DestrucƟon, Damage or Loss. Subsequent to the Date of Agreement and prior to Closing there shall not have occurred a destruc on of, or damage or loss to, the Property or any por on thereof, from any cause whatsoever, which would cost more than $10,000.00 to repair or cure. If the cost of repair or cure is $10,000.00 or less, Seller shall repair or cure the loss prior to the Closing. Buyer shall have the op on, within 10 days a er receipt of wri en no ce of a loss cos ng more than $10,000.00 to repair or cure, to either terminate this Agreement or to purchase the Property notwithstanding such loss, but without deduc on or offset against the Purchase Price. If the cost to repair or cure is more than $10,000.00, and Buyer does not elect to terminate this Agreement, Buyer shall be en tled to any insurance proceeds applicable to such loss but without deduction or offset against the Purchase Price, except that

Buyer shall receive a credit against the Purchase Price equal to Seller's insurance deductible. In the event the that the cost of the repair or cure is more than $10,000.00 and Buyer does not elect to terminate this Agreement, Seller shall not compromise, settle or adjust any claims without the prior consent of Buyer. Unless otherwise no fied in wri ng, Escrow Holder shall assume no such destruc on, damage or loss has occurred prior to Closing.
i.Material Change. Buyer shall have 10 days following receipt of wri en no ce of a Material Change within which to sa sfy itself with regard to such change. "Material Change" shall mean a substan al adverse change in the use, occupancy, tenants, tle, or condi on of the Property that occurs a er the date of this offer and prior to the Closing. Unless otherwise no fied in wri ng, Escrow Holder shall assume that no Material Change has occurred prior to the Closing.
i.Seller Performance. The delivery of all documents and the due performance by Seller of each and every undertaking and agreement to be performed by Seller under this Agreement.
i.Brokerage Fee. Payment at the Closing of such brokerage fee as is specified in this Agreement or later wri en instruc ons to Escrow Holder executed
~~by Seller and Brokers ("Brokerage Fee"). It is agreed by the Par es and Escrow Holder that Brokers are a third party beneficiary of this Agreement insofar as the~~ Brokerage Fee is concerned, and that no change shall be made with respect to the payment of the Brokerage Fee specified in this Agreement, without the wri en consent of Brokers.
a.All of the con ngencies specified in subparagraphs (a) through (m) of paragraph 9.1 are for the benefit of, and may be waived by, Buyer, and may be elsewhere herein referred to as "Buyer's Con ngencies."
b.If any of Buyer's Con ngencies or any other ma er subject to Buyer's approval is disapproved as provided for herein in a mely manner ("Disapproved
Item"), Seller shall have the right within 10 days following the receipt of no ce of Buyer's disapproval to elect to cure such Disapproved Item prior to the Expected Closing Date ("Seller's Elec on"). Seller's failure to give to Buyer within such period, wri en no ce of Seller's commitment to cure such Disapproved Item on or before the Expected Closing Date shall be conclusively presumed to be Seller's Elec on not to cure such Disapproved Item. If Seller elects, either by wri en no ce or failure to give wri en no ce, not to cure a Disapproved Item, Buyer shall have the right, within 10 days a er Seller's Elec on to either accept tle to the Property subject to such Disapproved Item, or to terminate this Agreement. Buyer's failure to no fy Seller in wri ng of Buyer's elec on to accept tle to the Property subject to the Disapproved Item without deduc on or offset shall cons tute Buyer's elec on to terminate this Agreement. The above me periods only apply once for each Disapproved Item. Unless expressly provided otherwise herein, Seller's right to cure shall not apply to the remedia on of Hazardous Substance Condi ons or to the Financing Con ngency. Unless the Par es mutually instruct otherwise, if the me periods for the sa sfac on of con ngencies or for Seller's and Buyer's elec ons would expire on a date a er the Expected Closing Date, the Expected Closing Date shall be deemed extended for 3 business days following the expira on of: (a) the applicable con ngency period(s), (b) the period within which the Seller may elect to cure the Disapproved Item, or (c) if Seller elects not to cure, the period within which Buyer may elect to proceed with this transac on, whichever is later.
a.The Par es acknowledge that extensive local, state and Federal legisla on establish broad liability upon owners and/or users of real property for the inves ga on and remedia on of Hazardous Substances. The determina on of the existence of a Hazardous Substance Condi on and the evalua on of the impact of such a condi on are highly technical and beyond the exper se of Brokers. The Par es acknowledge that they have been advised by Brokers to consult their own technical and legal experts with respect to the possible presence of Hazardous Substances on the Property or adjoining proper es, and Buyer and Seller are not relying upon any inves ga on by or statement of Brokers with respect thereto. The Par es hereby assume all responsibility for the impact of such Hazardous Substances upon their respec ve interests herein.
3.Documents and Other Items Required at or Before Closing.
a.Five days prior to the Closing date Escrow Holder shall obtain an updated Title Commitment concerning the Property from the Title Company and provide copies thereof to each of the Par es.
b.Seller shall deliver to Escrow Holder in me for delivery to Buyer at the Closing:
i.Grant or general warranty deed, duly executed and in recordable form, conveying fee tle to the Property to Buyer.
ii.If applicable, the Beneficiary Statements concerning Exis ng Note(s).
iii.If applicable, the Exis ng Leases and Other Agreements together with duly executed assignments thereof by Seller and Buyer. The assignment of Exis ng Leases shall be on the most recent Assignment and Assump on of Lessor's Interest in Lease form published by the AIR or its equivalent.
iv.An affidavit executed by Seller to the effect that Seller is not a "foreign person" within the meaning of Internal Revenue Code Sec on 1445 or successor statutes. If Seller does not provide such affidavit in form reasonably sa sfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Internal Revenue Service such sum as is required by applicable Federal law with respect to purchases from foreign sellers.
i.If the Property is located in California, an affidavit executed by Seller to the effect that Seller is not a ''nonresident" within the meaning of California Revenue and Tax Code Sec on 18662 or successor statutes. If Seller does not provide such affidavit in form reasonably sa sfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Franchise Tax Board such sum as is required by such statute.
ii.If applicable, a bill of sale, duly executed, conveying tle to any included personal property to Buyer.
iii.If the Seller is a corpora on, a duly executed corporate resolu on authorizing the execu on of this Agreement and the sale of the Property.
c.Buyer shall deliver to Seller through Escrow:
i.The cash por on of the Purchase Price and such addi onal sums as are required of Buyer under this Agreement shall be deposited by Buyer with Escrow Holder, by federal funds wire transfer, or any other method acceptable to Escrow Holder in immediately collectable funds, no later than 2:00 P.M. on the business day prior to the Expected Closing Date provided, however, that Buyer shall not be required to deposit such monies into Escrow if at the me set for the deposit of such monies Seller is in default or has indicated that it will not perform any of its obliga ons hereunder. Instead, in such circumstances in order to reserve its rights to proceed Buyer need only provide Escrow with evidence establishing that the required monies were available.
ii.If a Purchase Money Note and Purchase Money Deed of Trust are called for by this Agreement, the duly executed originals of those documents, the Purchase Money Deed of Trust being in recordable form, together with evidence of fire insurance on the improvements in the amount of the full replacement cost naming Seller as a mortgage loss payee, and a real estate tax service contract (at Buyer's expense), assuring Seller of no ce of the status of payment of real property taxes during the life of the Purchase Money Note.
iii.The Assignment and Assump on of Lessor's Interest in Lease form specified in paragraph 10.2(c) above, duly executed by Buyer.
iv.Assump ons duly executed by Buyer of the obliga ons of Seller that accrue a er Closing under any Other Agreements.
v.If applicable, a wri en assump on duly executed by Buyer of the loan documents with respect to Exis ng Notes.
vi.If the Buyer is a corpora on, a duly executed corporate resolu on authorizing the execu on of this Agreement and the purchase of the Property.
d.At Closing, Escrow Holder shall cause to be issued to Buyer a standard coverage (or ALTA extended, if elected pursuant to 9.1(g)) owner's form policy of tle insurance effec ve as of the Closing, issued by the Title Company in the full amount of the Purchase Price, insuring tle to the Property vested in Buyer, subject only to the excep ons approved by Buyer. In the event there is a Purchase Money Deed of Trust in this transac on, the policy of tle insurance shall be a joint protec on policy insuring both Buyer and Seller.
IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.
1.Prora ons and Adjustments.
a.Taxes. Applicable real property taxes and special assessment bonds shall be prorated through Escrow as of the date of the Closing, based upon the latest tax bill available. The Par es agree to prorate as of the Closing any taxes assessed against the Property by supplemental bill levied by reason of events occurring prior to the Closing. Payment of the prorated amount shall be made promptly in cash upon receipt of a copy of any supplemental bill.
b.Insurance. WARNING: Any insurance which Seller may have maintained will terminate on the Closing. Buyer is advised to obtain appropriate insurance to cover the Property.
c.Rentals, Interest and Expenses. Scheduled rentals, interest on Exis ng Notes, u li es, and opera ng expenses shall be prorated as of the date of Closing.
The Par es agree to promptly adjust between themselves outside of Escrow any rents received a er the Closing.
a.Security Deposit. Security Deposits held by Seller shall be given to Buyer as a credit to the cash required of Buyer at the Closing.
b.Post Closing MaƩers. Any item to be prorated that is not determined or determinable at the Closing shall be promptly adjusted by the Par es by appropriate cash payment outside of the Escrow when the amount due is determined .
c.VariaƟons in ExisƟng Note Balances. In the event that Buyer is purchasing the Property subject to an Exis ng Deed of Trust(s), and in the event that a Beneficiary Statement as to the applicable Exis ng Note(s) discloses that the unpaid principal balance of such Exis ng Note(s) at the closing will be more or less than the amount set forth in paragraph 3.1(c) hereof ("Exis ng Note Varia on"), then the Purchase Money Note(s) shall be reduced or increased by an amount equal to such Exis ng Note Varia on. If there is to be no Purchase Money Note, the cash required at the Closing per paragraph 3.1(a) shall be reduced or increased by the amount of such Exis ng Note Varia on.
d.VariaƟons in New Loan Balance. In the event Buyer is obtaining a New Loan and the amount ul mately obtained exceeds the amount set forth in paragraph 5.1, then the amount of the Purchase Money Note, if any, shall be reduced by the amount of such excess.

e.Owner's AssociaƟon Fees. Escrow Holder shall: (i) bring Seller's account with the associa on current and pay any delinquencies or transfer fees from Seller's proceeds, and (ii) pay any up front fees required by the associa on from Buyer's funds.
2.Representa ons and Warran es of Seller and Disclaimers.
a.Seller's warran es and representa ons shall survive the Closing and delivery of the deed for a period of ~~3 years~~one (1) year, and any lawsuit or ac on based upon them must be commenced within such me period. Seller's warran es and representa ons are true, material and relied upon by Buyer and Brokers in all respects. Seller hereby makes the following warran es and representa ons to Buyer and Brokers:
i.Authority of Seller. Seller is the owner of the Property and/or has the full right, power and authority to sell, convey and transfer the Property to Buyer as provided herein, and to perform Seller's obliga ons hereunder.
i.Maintenance During Escrow and Equipment CondiƟon At Closing. Except as otherwise provided in paragraph 9.1(n) hereof, Seller shall maintain the Property un l the Closing in its present condi on, ordinary wear and tear excepted.
ii.Hazardous Substances/Storage Tanks. Seller has no knowledge, except as otherwise disclosed to Buyer in wri ng, of the existence or prior existence on the Property of any Hazardous Substance and Condition, nor of the existence or prior existence of any above or below ground storage tank.
i.Compliance. Except as otherwise disclosed in wri ng, Seller has no knowledge of any aspect or condi on of the Property which violates applicable laws, rules, regula ons, codes or covenants, condi ons or restric ons, or of improvements or altera ons made to the Property without a permit where one was required, or of any unfulfilled order or direc ve of any applicable governmental agency or casualty insurance company requiring any inves ga on, remedia on, repair, maintenance or improvement be performed on the Property.
i.Changes in Agreements. Prior to the Closing, Seller will not violate or modify any Exis ng Lease or Other Agreement, or create any new leases or other agreements affec ng the Property, without Buyer's wri en approval, which approval will not be unreasonably withheld.
i.Possessory Rights. Seller has no knowledge that anyone will, at the Closing, have any right to possession of the Property, except as disclosed by this Agreement or otherwise in wri ng to Buyer.
ii.Mechanics' Liens. There are no unsa sfied mechanics' or materialmens' lien rights concerning the Property.
iii.AcƟons, Suits or Proceedings. Seller has no knowledge of any ac ons, suits or proceedings pending or threatened before any commission, board, bureau, agency, arbitrator, court or tribunal that would affect the Property or the right to occupy or u lize same.
i.NoƟce of Changes. Seller will promptly no fy Buyer and Brokers in wri ng of any Material Change (see paragraph 9.1(o)) affec ng the Property that becomes known to Seller prior to the Closing.
i.No Tenant Bankruptcy Proceedings. Seller has no no ce or knowledge that any tenant of the Property is the subject of a bankruptcy or insolvency proceeding.
i.No Seller Bankruptcy Proceedings. Seller is not the subject of a bankruptcy, insolvency or probate proceeding.
ii.Personal Property. Seller has no knowledge that anyone will, at the Closing, have any right to possession of any personal property included in the
Purchase Price nor knowledge of any liens or encumbrances affec ng such personal property, except as disclosed by this Agreement or otherwise in wri ng to Buyer.
a.Buyer hereby acknowledges that, except as otherwise stated in this Agreement, Buyer is purchasing the Property in its exis ng condi on and will, by the me called for herein, make or have waived all inspec ons of the Property Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Property. The Par es acknowledge that, except as otherwise stated in this Agreement, no representa ons, inducements, promises, agreements, assurances, oral or wri en, concerning the Property, or any aspect of the occupa onal safety and health laws, Hazardous Substance laws, or any other act, ordinance or law, have been made by either Party or Brokers, or relied upon by either Party hereto.
b.In the event that Buyer learns that a Seller representa on or warranty might be untrue prior to the Closing, and Buyer elects to purchase the Property anyway then, and in that event, Buyer waives any right that it may have to bring an ac on or proceeding against Seller or Brokers regarding said representa on or warranty.
c.Any environmental reports, soils reports, surveys, and other similar documents which were prepared by third party consultants and provided to Buyer by Seller or Seller's representa ves, have been delivered as an accommoda on to Buyer and without any representa on or warranty as to the sufficiency, accuracy, completeness, and/or validity of said documents, all of which Buyer relies on at its own risk. Seller believes said documents to be accurate, but Buyer is advised to retain appropriate consultants to review said documents and inves gate the Property.
3.Possession.

Possession of the Property shall be given to Buyer at the Closing subject to the rights of tenants under Exis ng Leases Exclusive possession of the
Property shall be given to Buyer at the Closing (i.e., free of any rights of tenants, occupants or licensees). All trees in the rear yard of Property shall be removed by Seller at its cost in a lien free manner as a condition to closing.
1.Buyer's Entry.
At any me during the Escrow period, Buyer, and its agents and representa ves, shall have the right at reasonable mes and subject to rights of tenants, to enter upon the Property for the purpose of making inspec ons and tests specified in this Agreement. No destruc ve or invasive tes ng shall be conducted, however, without Seller's prior approval which shall not be unreasonably withheld. Following any such entry or work, unless otherwise directed in wri ng by Seller, Buyer shall return the Property to the condi on it was in prior to such entry or work, including the recompac on or removal of any disrupted soil or material as Seller may reasonably direct. All such inspec ons and tests and any other work conducted or materials furnished with respect to the Property by or for Buyer shall be paid for by Buyer as and when due and Buyer shall indemnify, defend, protect and hold harmless Seller and the Property of and from any and all claims, liabili es, losses, expenses15. Further Documents and Assurances (including reasonable a orneys' .fees), damages, including those for injury to person or property, arising out of or rela ng to any such work or materials or the
actsThe Par or omissionses shall each of Buyer,, diligently an its agentsd i norgoo employeesd faith, undertake all ac in connec on therewith.ons and procedures reasonably required to place the Escrow in condi on for Closing as and when required by this Agreement. The Par es agree to provide all further informa on, and to execute and deliver all further documents, reasonably required by Escrow Holder or the Title Company.
1.A orneys' Fees.
If any Party or Broker brings an ac on or proceeding (including arbitra on) involving the Property whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as herea er defined) in any such proceeding, ac on, or appeal thereon, shall be en tled to reasonable a orneys' fees and costs. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such ac on or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limita on, a Party or Broker who substan ally obtains or defeats the relief sought, as the case may be, whether by compromise, se lement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The a orneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all a orneys' fees reasonably incurred.
1.Prior Agreements/Amendments.
a.This Agreement supersedes any and all prior agreements between Seller and Buyer regarding the Property.
b.Amendments to this Agreement are effec ve only if made in wri ng and executed by Buyer and Seller.
2.Broker's Rights.
a.If this sale is not consummated due to the default of either the Buyer or Seller, the defaul ng Party shall be liable to and shall pay to Brokers the Brokerage Fee that Brokers would have received had the sale been consummated. If Buyer is the defaul ng party, payment of said Brokerage Fee is in addi on to any obliga on with respect to liquidated or other damages.
b.Upon the Closing, Brokers are authorized to publicize the facts of this transac on.
3.No ces.
a.Whenever any Party, Escrow Holder or Brokers herein shall desire to give or serve any no ce, demand, request, approval, disapproval or other communica on, each such communica on shall be in wri ng and shall be delivered personally, by messenger, or by mail, postage prepaid, to the address set forth in this agreement or by facsimile transmission, electronic signature, digital signature, or email.
b.Service of any such communica on shall be deemed made on the date of actual receipt if personally delivered, or transmi ed by facsimile transmission, electronic signature, digital signature, or email. Any such communica on sent by regular mail shall be deemed given 48 hours a er the same is mailed.
Communica ons sent by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered 24 hours a er delivery of the same to the Postal Service or courier. If such communica on is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.
a.Any Party or Broker hereto may from me to me, by no ce in wri ng, designate a different address to which, or a different person or addi onal persons to whom, all communica ons are therea er to be made.
4.Dura on of Offer.

23.8 Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Agreement shall mean and refer to calendar days. If any other date specified in this Agreement falls on a non -Business Day, such date for such event shall be extended to the next Business Day.
1.Disclosures Regarding The Nature of a Real Estate Agency Rela onship.
a.The Par es and Brokers agree that their rela onship(s) shall be governed by the principles set forth in the applicable sec ons of the California Civil Code, as summarized in paragraph 24.2.

b.When entering into a discussion with a real estate agent regarding a real estate transac on, a Buyer or Seller should from the outset understand what type of agency rela onship or representa on it has with the agent or agents in the transac on. Buyer and Seller acknowledge being advised by the Brokers in this transac on, as follows:
i.Seller's Agent. A Seller's agent under a lis ng agreement with the Seller acts as the agent for the Seller only. A Seller's agent or subagent has the following affirma ve obliga ons: (1) To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller. (2) To the Buyer and the Seller: a. Diligent exercise of reasonable skills and care in performance of the agent's du es. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affec ng the value or desirability of the property that are not known to, or within the diligent a en on and observa on of, the Par es. An agent is not obligated to reveal to either Party any confiden al informa on obtained from the other Party which does not involve the affirma ve du es set forth above.
i.Buyer's Agent. A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situa ons, the agent is not the Seller's agent, even if by agreement the agent may receive compensa on for services rendered, either in full or in part from the Seller. An agent ac ng only for a Buyer has the following affirma ve obliga ons. (1) To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer. (2) To the Buyer and the Seller: a. Diligent exercise of reasonable skills and care in performance of the agent's du es. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affec ng the value or desirability of the property that are not known to, or within the diligent a en on and observa on of, the Par es. An agent is not obligated to reveal to either Party any confiden al informa on obtained from the other Party which does not involve the affirma ve du es set forth above.
i.Agent RepresenƟng Both Seller and Buyer. A real estate agent, either ac ng directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transac on, but only with the knowledge and consent of both the Seller and the Buyer. (1) In a dual agency situa on, the agent has the following affirma ve obliga ons to both the Seller and the Buyer: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer. b. Other du es to the Seller and the Buyer as stated above in their respec ve sec ons (a) or (b) of this paragraph 24.2. (2) In represen ng both Seller and Buyer, the agent may not, without the express permission of the respec ve Party, disclose to the other Party confiden al informa on, including, but not limited to, facts rela ng to either Buyer's or Seller's financial posi on, mo va ons, bargaining posi on, or other personal informa on that may impact price, including Seller's willingness to accept a price less than the lis ng price or Buyer's willingness to pay a price greater than the price offered. (3) The above du es of the agent in a real estate transac on do not relieve a Seller or Buyer from the responsibility to protect their own interests. Buyer and Seller should carefully read all agreements to assure that they adequately express their understanding of the transac on. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Buyer has the duty to exercise reasonable care to protect Buyer, including as to those facts about the Property which are known to Buyer or within Buyer's diligent a en on and observa on. Both Seller and Buyer should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transac on can be complex and subject to change.
i.Further Disclosures. Throughout this transac on Buyer and Seller may receive more than one disclosure, depending upon the number of agents assis ng in the transac on. Buyer and Seller should each read its contents each me it is presented, considering the rela onship between them and the real estate agent in this transac on and that disclosure. Buyer and Seller each acknowledge receipt of a disclosure of the possibility of mul ple representa on by the Broker represen ng that principal. This disclosure may be part of a lis ng agreement, buyer representa on agreement or separate document. Buyer understands that Broker represen ng Buyer may also represent other poten al buyers, who may consider, make offers on or ul mately acquire the Property. Seller understands that Broker represen ng Seller may also represent other sellers with compe ng proper es that may be of interest to this Buyer. Brokers have no responsibility with respect to any default or breach hereof by either Party. The Par es agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission rela ng to this transac on may be brought against Broker more than one year a er the Date of Agreement and that the liability (including court costs and a orneys' fees), of any Broker with respect to any breach of duty, error or omission rela ng to this Agreement shall not exceed the fee received by such Broker pursuant to this
Agreement; provided, however, that the foregoing limita on on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.
a.ConfidenƟal InformaƟon. Buyer and Seller agree to iden fy to Brokers as "Confiden al" any communica on or informa on given Brokers that is considered by such Party to be confiden al.
2.Construc on of Agreement. In construing this Agreement, all headings and tles are for the convenience of the Par es only and shall not be considered a part of this Agreement. Whenever required by the context, the singular shall include the plural and vice versa. This Agreement shall not be construed as if prepared by one of the Par es, but rather according to its fair meaning as a whole, as if both Par es had prepared it.
3.Addi onal Provisions. See attached addendum.
Addi onal provisions of this offer, if any, are as follows or are a ached hereto by an addendum or addenda consis ng of paragraphs through ~~.~~ (If there are no addi onal provisions write "NONE".) See attached addendum , which is incorporated in this Agreement by reference. Seller shall pay Broker's commission pursuant to a separate agreement between Broker and Seller.
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS AGREEMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:
1.SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS AGREEMENT.
2.RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PROPERTY. SAID INVESTIGATION SHOULD INCLUDE BUT NOT

Broker DRE License #: 00409987 Agent's DRE License #: 01450571

Fax:
Email:
AIR CRE * h ps://www.aircre.com * 2136878777 * contracts@aircre.com

NOTICE: No part of these works may be reproduced in any form without permission in wri ng.

ADDENDUM TO STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE
The Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate dated December 7, 2021 (the “Standard Agreement”), between Buyer and Seller for the Property, is hereby amended as set forth below. Capitalized terms used in this addendum shall have the same meanings as set forth in the Standard Agreement. If there is any conflict between this Addendum and the Standard Agreement, the terms of this Addendum shall prevail. The Standard Agreement and this Addendum are collectively referred to as the “Agreement”. This Addendum together with the Standard Agreement itself represents the fully integrated and binding agreement of the parties.
1.Contingency Period; Business Days.
a.Contingency Period. Notwithstanding any preprinted or handwritten
“days” to the contrary contained in the Agreement, the time period applicable for all “Buyer’s Contingencies” under the Agreement, shall be from the Date of Agreement until that date which is thirty (30) days following the Date of Agreement (herein, the “Contingency Period”). If this Agreement is terminated by Buyer prior to the expiration of the Contingency Period, the Deposit shall be immediately refunded to Buyer.
a.Business Days. As used herein, the term “Business Day” means any day that is not a Saturday, Sunday or legal holiday for national banks in the city in which the Property is located; provided however, that if the Expected Closing Date is scheduled to occur on a date on which the clerk’s office or office of public records and/or Escrow Agent are not open for business as a result of the coronavirus referred to as COVID-19, or, as a direct result of governmental actions taken in connection with such virus, it is otherwise not reasonably feasible for the employees, agents and representatives of Buyer or Seller to consummate Closing on the Expected Closing Date, in which case the Expected Closing Date shall automatically be extended to the next Business Day on which such offices are open for business and it is reasonably feasible for the employees, agents and representatives of Seller and Buyer to consummate Closing.
1.Representations, Warranties and Covenants.
a.In addition to the representations and warranties set forth in Section 12 of the Standard Agreement, Seller also represents and warrants to Buyer that (i) Seller is not a party to any leases, tenancy or occupancy agreements affecting the Property except for a lease with an affiliate of Seller that shall terminate on or before the Closing; (ii) there are not any service contracts or other agreements that affect the Property to which Seller is a party except for those Other Agreements delivered to Buyer as provided in the Standard Agreement and the Cannabis Licenses (as defined below), and Seller has neither given nor received any notice of default with respect to any such Other Agreements; (iii) Seller has not granted to any other party any option, rights of first refusal, license or other similar agreement with respect to a purchase or sale of the Property or any portion thereof or any interest therein; (iv) except as provided in the due diligence materials provided by Seller, Seller has not received written notice from any governmental entity alleging that Seller has violated laws, including any environmental laws, with respect to the Property; (v) Seller has not made any contractual or donative commitments relating to the Property to any governmental authority, quasi-governmental authority, utility company, community association, homeowners’ association or to any other organization, group, or individual which would impose any obligation upon Buyer to make any contribution or dedication of money or land, or to construct, install or maintain any improvements of a public or private nature on or off the Property; and (vi) to Seller’s knowledge, none of its investors, affiliates or brokers or other agents (if any), acting or benefiting in any capacity in connection with this Agreement is a Prohibited Person. The assets Seller will transfer to Buyer under this Agreement are not the property of, and are not beneficially owned, directly or indirectly, by a Prohibited Person. The assets Seller will transfer to Buyer under this Agreement are not the proceeds of specified unlawful activity as defined by 18 U.S.C. §1956(c)(7). As used herein, “Prohibited Person” means any of the following: (1) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the “Executive Order”); (2) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (3) a person or entity that is named as a “specially designated national” or “blocked person” on the most current list published by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at its official website, http://www.treas.gov/offices/ enforcement/ofac; (4) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (5) a person or entity that is affiliated with any person or entity identified in clause (1), (2), (3) and/or (4) above. Seller agrees that during the term of this Agreement, Seller shall not enter into any lease or service contract concerning the Property without the prior consent of Buyer, which consent by Buyer may withhold in its sole discretion.
a.Seller represents and warrants that following the Closing through the end of the survival period for Seller’s representations and warranties, it shall maintain access to liquid assets sufficient to cover Seller’s post-closing obligations set forth in this Agreement.
a.Seller shall promptly comply with completing Exhibit A and providing the information contained therein.
1.Property Entry; Insurance. Notwithstanding anything to the contrary in Section 14 of the Standard Agreement, Buyer’s indemnification obligations shall expressly exclude losses arising out of the discovery of pre-existing conditions, the gross negligence or misconduct of Seller, or any diminution in value in the Property arising from, or related to, matters discovered by Buyer during its investigation of the Property which are not exacerbated by Buyer. As a condition precedent to Buyer’s right of entry, Buyer shall obtain, keep in force until the Close of Escrow and provide evidence to Seller of comprehensive commercial general liability insurance written on an occurrence basis insuring Buyer and Seller against any liability arising out of Buyer’s entry on the Property. Such insurance shall be in an amount of not less than One Million Dollars ($1,000,000) for injury or death of any number of persons in any one (1) accident or occurrence. Insurance required hereunder shall be in companies rated A, VII or better in current edition of “Best’s Insurance Guide.” Buyer understands that, due to COVID-19 and local health department and State directives, the Buyer’s inspections of the Property may be limited if tenants are present. All Property visits and inspections shall comply with all applicable laws, including without limitation, State of California and local COVID-19 inspection protocols, if any. Local jurisdictions may have additional COVID-19 protocols and it is the Buyer’s duty to be fully aware of the additional protocols, if any, and to fully comply with any additional COVID-19 requirements and to conduct its activity in a manner so as to prevent exposure of Property personnel or occupants to COVID-19.
2.Buyer’s Remedies on Seller Default. If Seller defaults in its obligation to sell and convey the Property to Buyer pursuant to this Agreement, Buyer’s sole remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Buyer shall be entitled to the return of the Deposit as well as reimbursement for Buyer’s verifiable actual out-of-pocket third party expenses incurred in connection with this transaction (not to exceed $45,000.00), or (b) to bring a suit for specific performance provided that any suit for specific performance must be filed and served within sixty (60) days of Seller’s default and Buyer waives the right to bring suit at any later date. Buyer shall give Escrow Holder and Seller written notice of Buyer’s election of such remedy.
3.Confidentiality. Prior to the Close of Escrow, Buyer and Seller shall keep the proposed transaction confidential and shall not disclose any such confidential information to any other person or entity other than to such party’s employees, representatives, attorneys, accountants, consultants, engineers, partners, investors and lenders. The foregoing shall not be applicable to disclosures as required by law, including without limitation, any disclosure required by the United States Securities and Exchange Commission, and/or disclosures required in connection with any disputes between Buyer and Seller.
4.Conditions to Closing; Title Insurance. In addition to the conditions to Closing set forth in the Standard Agreement, Buyer shall not be obligated to close hereunder unless each of the following conditions shall exist on the Expected Closing Date: all of the representations and warranties made by Seller in this Agreement or any of the closing documents shall be true, correct and complete in all material respects on and as of the Closing If any of the foregoing conditions are not satisfied before the Closing, Buyer may, at its option, and in its sole and absolute discretion, (i) waive any such condition which can legally be waived either at the time originally established for Closing and proceed to Closing without adjustment or abatement of the Purchase Price, or (ii) terminate this Agreement by written notice thereof to Seller, in which case the Deposit shall be returned to Buyer, and Buyer and Seller shall each pay one-half of the cancellation charges as to the Property (unless Seller is in breach or default hereunder in which case Seller shall pay the cancellation charges as to the Property), if any, of Escrow Holder and Title Company. In addition to (and notwithstanding) the foregoing, if the failure of the condition is due to a breach by Seller hereunder, Buyer may pursue any of its remedies for a Seller default as provided in Section 31 above. It shall also be a condition to Closing that Buyer obtain a title insurance policy at Closing. Buyer shall pay any difference in the cost of the premium for a standard CLTA Owner’s standard policy of title insurance and any ALTA extended policy or endorsements Buyer elects to obtain.
5.Initials Not Required. Notwithstanding the fact that the Standard Agreement includes a place for each party to initial the bottom of each page of the Standard Agreement, neither party shall be required to initial any page of the Standard Agreement in order for this Agreement to be effective. This Agreement shall be effective if both parties execute this Agreement on the signature pages and deliver this Agreement to the other party.
6.Cannabis Licenses. Buyer acknowledges that an affiliate of Seller has a cannabis license with the City of Santa Ana (the “Cannabis License”) and that the Cannabis License will not be part of the Property sold to Buyer pursuant to the Agreement. Seller’s affiliate shall retain ownership of the Cannabis License, and in no event shall ownership of the Cannabis License be transferred to Buyer. Buyer acknowledges and agrees that the City of Santa Ana does not allow cannabis licenses to be transferred from the real property associated with such licenses without the City’s consent. Accordingly, Buyer agrees to cooperate with Seller (at no cost to Buyer) to allow Seller’s licensee affiliate to maintain and associate its Cannabis License with the City of Santa Ana with the Property for a period of up to twelve (12) months after the Closing, as determined and desired by Seller. Such cooperation includes leasing a portion of the Property determined by Buyer to Seller for up to twelve (12) months after the Closing. Any such lease shall be on the current American Industrial Real Estate Association’s multi-tenant gross lease for the minimum amount of square footage reasonably required by Seller’s affiliate and agreed to by Buyer for $1.00 per month and with such other changes as may reasonably be requested by either Buyer or Seller. Seller shall also provide Buyer at Closing with documentation in form and substance acceptable to the City of Santa Ana as necessary for Seller’s affiliate to maintain the Cannabis License.

7.Sale “As Is”. The parties acknowledge that Seller does not hereby make, and has not made except as are specifically set forth in the Agreement, any warranties or representations, either expressed or implied, as to the Property’s legal, physical and/or financial condition now or in the future, including but not limited to compliance with any laws, codes, ordinances, rules, regulations or requirements regarding the Property, or in connection with the purchase, ownership, maintenance, leasing, sale, zoning or land use of the Property. Buyer hereby expressly acknowledges that no such representations have been made except as specifically provided in the Agreement. In addition, Seller shall not be liable or bound in any manner for any verbal or written statements, representations, real estate brokers’ “set-ups” or other information pertaining to the Property furnished by any real estate broker, agent, employee or other person unless the same are specifically set forth herein. Buyer hereby acknowledges that it is buying the Property in an “AS-IS” and “WITH ALL FAULTS” condition and is relying solely upon its own inspections, studies and investigations, and if circumstances, conditions or facts turn out differently than Buyer believed, Buyer shall not be relieved of any obligations under the Agreement which shall remain in full force and effect. In the event that, prior to the Close of Escrow, Buyer becomes aware of any fact, circumstance or event relating to the Property and proceeds nevertheless to consummate and close the transaction contemplated by the Agreement notwithstanding Buyer’s knowledge of such fact, circumstance or event, then in such event, Buyer waives and agrees to release and hold harmless Seller from any claims, demands, causes of action, damages, costs or expenses arising out of or relating to such fact, circumstance or event. Buyer shall assume the risk that adverse matters, including, but not limited to, adverse physical and environmental conditions, may not have been revealed by Buyer's inspections and investigations, and by Buyer purchasing the Property and upon the occurrence of the Closing, Buyer waives any and all right or ability to make a claim of any kind or nature against Seller and any representative of Seller for any and all deficiencies or defects in the Property which would be disclosed by such inspection and/or investigation.
8.Disclosure of California Civil Code Section 1101.5. Seller discloses that: (a) California Civil Code Section 1101.5(e) provides that, on or before January 1, 2019, all noncompliant plumbing fixtures in any multifamily residential real property and in any commercial real property shall be replaced with water-conserving plumbing fixtures; and (b) the Property may contain certain noncompliant plumbing fixtures. Buyer acknowledges and agrees that Seller shall have no obligation to replace any noncompliant plumbing fixtures prior to the Closing.
9.No Recorded Memorandum. Prior to Closing, neither this Agreement nor any memorandum hereof or referenced hereto, shall be filed in any place of public record. Failure of Buyer to comply with this section shall be a material default by Buyer under this Agreement and, at the election of Seller, shall automatically and immediately terminate all of Buyer’s rights under this Agreement.
10.Post-Closing Limitation of Liability. In connection with any post-Closing remedy which Buyer may have against Seller for a breach of the Agreement or any of the representations and warranties contained in the Agreement, such remedy shall be limited to the actual damages incurred by Buyer not to exceed two hundred fifty-six thousand dollars ($256,000), all other remedies and damages at law or equity (including, without limitation, any consequential, indirect or punitive damages) being hereby expressly waived by Buyer. In no event shall Buyer seek or attempt to obtain recovery or judgment against any of Seller’s officers, directors, shareholders, representatives, agents, or affiliates or any director, officer, manager, member, employee, shareholder, beneficiary or trustee of any of the foregoing. Notwithstanding anything to the contrary, Seller shall have absolutely no liability whatsoever to Buyer for the breach of any of Seller’s warranties unless such breach results in damage or loss to Buyer greater than $25,000.00.

11.Buyer’s Notice Address. The following are Buyer’s Notice Addresses for this Agreement:

Attention: Email:
AND

Attention: Email:
With copies to:

Attention:
Email:
AND

Attention: Email:
**This notice address shall only be used for legal notices required this Agreement. For the avoidance of doubt, the parties shall not send any correspondence relating to escrow or title matters to this address, subject to the foregoing sentence.
41. Seller’s Notice Address. The following are Seller’s Notice Addresses for this Agreement:
620 Dyer LLC c/o Unrivaled Brands, Inc.
3242 S. Halladay Street, Suite 202
Santa Ana, CA 92705 Attention: Francis Knuettel II Email:
With copies to:
c/o Unrivaled Brands, Inc.
3242 South Halladay Street, #202 Santa Ana, California 92705 Attention: Email:
AND
Wolf, Rifkin, Shapiro, Schulman & Rabkin, LLP
11400 West Olympic Boulevard, 9th Floor Los Angeles, California 90064 Attention: Steven H. Zidell, Esq. Email:
[Signatures follow]

E

EXHIBIT A